                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 Filed by the Registrant [X}
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (section mark)240.14a-11(c) or
 (section mark)240.14a-12
                            FLAGSTAR COMPANIES, INC.
                (Name of Registrant as Specified In Its Charter)
                            FLAGSTAR COMPANIES, INC.
                   (Name of Person(s) Filing Proxy Statement)
PAYMENT OF FILING FEE (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
 1) Title of each class of securities to which transaction applies:
 2) Aggregate number of securities to which transaction applies:
 3) Per unit price or other underlying value of transaction computed pursuant to Exchange
      Act Rule 0-11:1
 4) Proposed maximum aggregate value of transaction:
1Set forth the amount on which the filing fee is calculated and state how it was determines.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                          (FLAGSTAR LOGO APPEARS HERE)
                              203 East Main Street
                       Spartanburg, South Carolina 29319
                                                      March 28, 1995
            Dear Stockholder:
                 You are cordially invited to attend the Annual
            Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, May 2, 1995, at the Flagstar Tower, 17th Floor Auditorium, located at 203 East Main Street, Spartanburg, South Carolina. We look forward to greeting personally those stockholders who are able to attend. In order to be admitted to the Auditorium, you must present the enclosed card.
                 The accompanying formal Notice of Meeting and Proxy
            Statement describe the matters on which action will be taken at the meeting.
                 Whether or not you plan to attend the meeting on
            May 2, it is important that your shares be represented. To ensure that your vote will be received and counted, please sign, date and mail the enclosed proxy at your earliest convenience. Your vote is important regardless of the number of shares you own.
                               On Behalf of the Board of Directors,
                               Sincerely,
                               JAMES B. ADAMSON
                               PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         VOTING YOUR PROXY IS IMPORTANT
                        PLEASE SIGN AND DATE YOUR PROXY
                         AND RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE

                          (FLAGSTAR LOGO APPEARS HERE)

                               NOTICE OF MEETING

                                                            Spartanburg, SC
                                                             March 28, 1995
          The Annual Meeting of Stockholders of Flagstar Companies, Inc. ("FCI") will be held at the Flagstar Tower, 17th Floor Auditorium, located at 203 East Main Street, Spartanburg, South Carolina, on
     Tuesday, May 2, 1995, at 10:00 a.m., for the following purposes as described in the accompanying Proxy Statement:
          1. To elect eleven (11) directors.
          2. To consider and vote upon a proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the principal independent auditors of FCI and its subsidiaries (collectively, the "Company") for the year 1995.
          3. To consider and vote upon a proposal to amend the 1989 Non-Qualified Stock Option Plan of FCI, as previously amended, to increase the authorized shares issuable thereunder.
          4. To consider and vote upon a proposal to approve 1995 incentive compensation for the Company's senior management.
          5. To transact such other business as may properly come before the meeting.
          Only holders of record of FCI's common stock at the close of business on March 15, 1995 will be entitled to vote at such meeting.
          Whether or not you plan to attend the meeting, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
                                  (Signature of Rhonda J. Parish appears here)
                                  RHONDA J. PARISH
                                  GENERAL COUNSEL AND SECRETARY
     IMPORTANT NOTE: To vote shares of common stock at the Annual Meeting (other than in person at the meeting), a stockholder must return a proxy.
The return envelope enclosed with the proxy card requires no postage if mailed in the United States of America.

                          (FLAGSTAR LOGO APPEARS HERE)

                                PROXY STATEMENT
                                                                  March 28, 1995
                                    GENERAL
INTRODUCTION
     The Annual Meeting of Stockholders of Flagstar Companies, Inc. ("FCI") will be held on Tuesday, May 2, 1995, at 10:00 a.m., at the Flagstar Tower, 17th Floor Auditorium, located at 203 East Main Street, Spartanburg, South Carolina (the "Annual Meeting"), for the purposes set forth in the accompanying notice. Only holders of record of common stock of FCI, par value $.50 per share (the "Common Stock"), at the close of business on March 15, 1995 (the "Record Date") will be entitled to notice of, and to vote at, such meeting. This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any and all adjournments thereof and is first being sent to stockholders on or about the date hereof. Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the meeting (including adjournments). Where a specification is made by means of the ballot provided in the proxies regarding any matter presented to the Annual Meeting, such proxies will be voted in accordance with such specification. If no specification is made, proxies will be voted (i) in favor of FCI's eleven (11) nominees to the Board of Directors, (ii) in favor of the selection of Deloitte & Touche LLP as the principal independent auditors of FCI and its subsidiaries (collectively, the "Company") for the year 1995, (iii) in favor of the proposed amendment of the 1989 Non-Qualified Stock Option Plan of FCI, as adopted December 1, 1989 and thereafter amended (the "1989 Option Plan"), and (iv) in favor of the proposal to approve 1995 incentive compensation for the Company's senior management.
     The Company's principal executive offices are located at 203 East Main Street, Spartanburg, South Carolina 29319. However, proxies should not be sent to that address, but to Continental Stock Transfer and Trust Company, 2 Broadway, New York, New York 10004, Attention: Gail Konsker.
     This Proxy Statement is furnished by FCI to stockholders of FCI in connection with the upcoming Annual Meeting. The information provided herein concerns not only FCI, but also its wholly-owned subsidiary, Flagstar Corporation ("Flagstar"), since substantially all operations of FCI are currently conducted through Flagstar.
OWNERSHIP OF CAPITAL SECURITIES
     The following table sets forth, as of March 15, 1995, the beneficial ownership of Common Stock by each stockholder known by the Company to own more than 5% of the outstanding shares, by each director and nominee to the Board of Directors of FCI, by each officer of the Company included in the Summary Compensation Table in "Executive Compensation" below, and by all directors and executive officers of FCI and Flagstar as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.
                                       1

                                                                                                                 PERCENTAGE
                                                                                     AMOUNT AND NATURE OF        OF COMMON
                                 BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP          STOCK
KKR Associates
  (and related entities)
  9 West 57th Street
  New York, NY 10019...............................................................   34,999,999         (1)(2)      60.94%
Gollust, Tierney & Oliver
  (and related entities)
  500 Park Avenue
  New York, NY 10022...............................................................    4,844,445         (3)         11.42%
DLJ Capital Corporation
  (and related entities)
  140 Broadway
  New York, NY 10005...............................................................    3,040,407                      7.16%
James B. Adamson...................................................................       65,306         (4)             *
Michael Chu........................................................................           --                        --
Vera King Farris...................................................................          100                         *
Hamilton E. James..................................................................       36,687         (5)             *
Henry R. Kravis (1)................................................................           --                        --
A. Andrew Levison..................................................................        9,473         (6)             *
Paul E. Raether (1)................................................................           --                        --
Jerome J. Richardson...............................................................    1,058,164         (7)(8)       2.48%
Clifton S. Robbins (1).............................................................           --                        --
George R. Roberts (1)..............................................................           --                        --
L. Edwin Smart.....................................................................       14,566         (5)(9)          *
Michael T. Tokarz (1)..............................................................           --                        --
Gregory M. Buckley.................................................................       12,000                         *
Samuel H. Maw......................................................................       22,092         (7)             *
Raymond J. Perry...................................................................           --                        --
C. Ronald Petty....................................................................           --                        --
All directors and executive officers as a group (27 persons).......................    1,247,417          (7)(10)(11)  2.92%

* Less than one percent.
 (1) Includes 19,999,999 shares of Common Stock owned of record. Such shares are owned of record by TW Associates, L.P. ("TW Associates") (19,913,333 shares) and KKR Partners II, L.P. ("KKR Partners II") (86,666 shares). TW Associates and KKR Partners II are collectively referred to herein as "Associates." KKR Associates is the sole general partner and possesses sole voting and investment power as to each of TW Associates and KKR Partners
     II. Messrs. Kravis, Raether, Robbins, Roberts and Tokarz (directors of FCI and Flagstar) and Messrs. Saul A. Fox, Edward A. Gilhuly, Perry Golkin, James H. Greene, Jr., Robert J. MacDonnell, Michael W. Michelson and Scott Stuart, as the general partners of KKR Associates, may be deemed to share beneficial ownership of the shares shown as beneficially owned by KKR Associates. Such persons disclaim beneficial ownership of such shares.
 (2) Includes 15,000,000 shares of Common Stock underlying warrants (the "Warrants"), which become exercisable on March 31, 1995, acquired by TW Associates (14,935,000 shares) and KKR Partners II (65,000 shares) under a Stock and Warrant Purchase Agreement dated August 11, 1992 by and between FCI and TW Associates (the "Purchase Agreement"). The Warrants were issued pursuant to a Warrant Agreement dated November 16, 1992 by and between FCI and Associates. Each Warrant entitles the holder thereof to purchase one fully paid and nonassessable share of Common Stock at an exercise price of $17.50, subject to adjustment from time to time upon the occurrence of certain events.
                                       2

 (3) The Common Fund (which is a party to an investment management arrangement with Gollust, Tierney & Oliver ("GTO")) owns 1,872,540 of the shares listed. GTO disclaims beneficial ownership of such shares. GTO and related entities own the balance of the shares listed. According to a Schedule 13D filed by GTO and related entities dated as of January 3, 1995, The Saurer Group Investments Ltd. and North Atlantic Continental Capital Ltd., formerly parties to investment management arrangements with GTO with respect to their ownership of shares of Common Stock, no longer maintain such arrangements. Accordingly, shares owned by such entities are not included in the shares listed.
 (4) Shares listed are those received by Mr. Adamson pursuant to the terms of his employment agreement with the Company, 50% of which are subject to forfeiture upon the termination of Mr. Adamson's employment with the Company under certain conditions prior to January 23, 1996. See "Executive Compensation -- Employment Agreements -- Adamson Employment Agreement."
 (5) Includes 10,000 shares that each of Messrs. James and Smart has a right to acquire upon the exercise of currently exercisable options granted by the Company in 1990 pursuant to the 1990 Non-Qualified Stock Option Plan of FCI, as adopted July 31, 1990 and thereafter amended (the "1990 Option Plan"). Mr. James is Managing Director of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Chairman, DLJ Merchant Banking Group. He also has a limited investment in GTO or related entities, or both. Shares listed for Mr. James exclude shares held by DLJ Capital Corporation ("DLJ Capital") and related entities or by GTO and related entities.
 (6) Mr. Levison is a nominee to the Board of Directors of FCI for election at the Annual Meeting and the Managing Director, Investment Banking of DLJ. Shares listed for Mr. Levison exclude shares held by DLJ Capital and related entities.
 (7) Includes shares held by the trustee of the Flagstar Thrift Plan (the "Thrift Plan") as of December 31, 1994 for the individual accounts of employee participants. Under the Thrift Plan, shares attributable to participating employees' contributions and Company contributions are voted by the trustee in accordance with the employees' instructions, while shares as to which no instructions are received are voted by the trustee in its discretion. Of shares held in the Thrift Plan for the accounts of directors and executive officers of FCI and Flagstar, approximately 3,364 and 222 are credited to the accounts of Messrs. Richardson and Maw, respectively, and 7,551 are credited to the accounts of all directors and executive officers as a group.
 (8) Includes 240,000 shares that Mr. Richardson has the right to acquire upon the exercise of currently exercisable options granted by the Company under the 1989 Option Plan.
 (9) Includes 4,166 shares that Mr. Smart has the right to acquire upon conversion of Flagstar's 10% Convertible Junior Subordinated Debentures Due 2014.
(10) Includes shares referred to in (5), (8) and (9) above and otherwise that individual directors or officers have the right to acquire upon the exercise of options or conversion of certain securities.
(11) Excludes shares owned by KKR Associates through TW Associates and KKR Partners II, as set forth above. Messrs. Kravis, Raether, Robbins, Roberts and Tokarz are general partners of KKR Associates, the sole general partner of TW Associates and KKR Partners II. They also are directors of FCI and Flagstar. Each of Messrs. Kravis, Raether, Robbins, Roberts and Tokarz disclaims beneficial ownership of those shares listed above as owned by KKR Associates. Also excludes shares shown as beneficially owned by GTO or DLJ Capital and related entities, as set forth above.
     FCI currently has authorized capital of (i) 200,000,000 shares of Common Stock, of which 42,434,620 shares are currently issued and outstanding, and (ii) 25,000,000 shares of $2.25 Series A Cumulative Convertible Exchangeable Preferred Stock, par value $.10 per share (the "Preferred Stock"), of which 6,300,000 shares are currently issued and outstanding.
     THE STOCKHOLDERS' AGREEMENT. Concurrently with the execution of the Purchase Agreement, GTO and certain of its affiliates (collectively, the "GTO Group"), DLJ Capital, Mr. Richardson, TW Associates (the "Stockholder Parties") and FCI entered into an agreement (as amended from time to time thereafter, the "Stockholders' Agreement") pursuant to which the Stockholder Parties agreed not to transfer or sell shares of Common Stock held by them prior to December 31, 1994 (or, in certain circumstances, March 31, 1995), except in connection with the sale of 90% or more of the outstanding Common Stock and except for transfers in connection with extraordinary corporate transactions, transfers in certain cases to certain affiliates of GTO or Associates, and sales to the public by GTO commencing on or after June 30, 1993. Effective as of January 1, 1995, pursuant to the
                                       3
latest amendment thereto, the GTO Group is no longer a Stockholder Party or otherwise a party to or bound by the Stockholders' Agreement.
     Pursuant to the Stockholders' Agreement, each of the Stockholder Parties agreed to nominate and vote all shares of Common Stock owned by it to elect as directors (a) six persons designated by Associates, (b) Mr. Richardson (for so long as Mr. Richardson remained Chief Executive Officer of FCI), (c) one representative designated by DLJ Capital (for so long as DLJ Capital continues to own at least 2% of the outstanding shares of Common Stock on a fully-diluted basis) and (d) two independent directors. GTO's right to a Board representative terminated as of January 1, 1995. For information regarding Mr. Richardson's continuing participation on the Board following his resignation as Chief Executive Officer, see "Executive Compensation -- Employment
Agreements -- Richardson Employment Agreement." The Stockholder Parties have further agreed to increase by two the number of directors constituting the entire Board of Directors of FCI and to nominate (if requested) and vote to elect as directors two additional persons to be designated by Associates if at any time the holders of the Preferred Stock, voting together as a class with all other classes or series of preferred stock ranking junior to or on a parity with the Preferred Stock, are entitled to elect two additional directors; provided that the two Associates' designees so elected shall resign and the size of the FCI Board of Directors shall be reduced accordingly at such time as the directors elected by preferred stockholders shall resign or their terms shall end.
     Under the Stockholders' Agreement, at any time after March 31, 1995, (i) DLJ Capital may make two written requests to FCI for registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or any part of the shares of Common Stock owned by DLJ Capital, and (ii) the holders of a majority of all shares of Common Stock and Warrants issued to Associates and all shares of Common Stock issued or issuable to Associates upon exercise of any Warrant (the "Associates Registrable Securities") may make five written requests to FCI for registration of all or part of such securities under the Securities Act. In addition, DLJ Capital, Mr. Richardson and Associates have customary "piggyback" registration rights to include their securities, subject to certain limitations, in any other registration statement filed by FCI, pursuant to any of the foregoing requests or otherwise under the Securities Act. If Associates exercises its demand or "piggyback" registration rights and Mr. Richardson is then employed by the Company, then Mr. Richardson has the right to have included in any registration statement relating to the exercise of such rights by Associates the same percentage of his Common Stock as the fully-diluted percentage of Associates Registrable Securities registered thereunder. If at any time Mr. Richardson shall have the right to participate in a "piggyback" registration and Mr. Richardson elects not to exercise such "piggyback" registration right, he may make one written request to FCI for registration under the Securities Act of up to the number of shares of Common Stock that he had the right to include, but did not so include, in such one or more registrations pursuant to his "piggyback" registration rights. The Company has agreed to pay all expenses in connection with the performance of its obligations to effect demand or "piggyback" registrations under the Securities Act of securities covered by the registration rights of the Stockholder Parties, and to indemnify and hold harmless, to the full extent permitted by law, each holder of such securities against liability under the securities laws.
     The Stockholders' Agreement will terminate upon the sale of all shares of Common Stock now owned or hereafter acquired by DLJ Capital and Mr. Richardson or by Associates; provided that, at such time as DLJ Capital shall own less than 2% of the outstanding Common Stock on a fully-diluted basis, DLJ Capital shall be released from its obligations and forfeit its rights under the Stockholders' Agreement.
     In any event, the provisions of the Stockholders' Agreement with respect to voting arrangements and restrictions will terminate no later than ten years from the date of the Stockholders' Agreement, subject to extension in accordance with applicable law by the agreement of the remaining parties to the Stockholders' Agreement.
     RICHARDSON SHAREHOLDER AGREEMENT. Shares of Common Stock currently owned by Mr. Richardson ("Owned Stock") and shares that he would acquire upon exercise of any stock options granted to him by the Company under the 1989 Option Plan ("Option Stock") are subject to various rights and restrictions contained in a shareholder agreement (the "Richardson Shareholder Agreement") executed by Mr. Richardson and FCI concurrently with the execution of the Purchase Agreement.
     In general, the Richardson Shareholder Agreement provides that, (i) subject to Mr. Richardson's registration rights under the Stockholders' Agreement, Mr. Richardson may not sell or transfer the Owned Stock or Option Stock until after November 16, 1997, unless Mr. Richardson's employment terminates by reason of death or permanent disability, or is terminated by Flagstar without "cause" and FCI elects (if permitted by the Amended
                                       4

Richardson Agreement, as defined herein) to require payment of the balance of the principal and accrued interest on the Richardson Loan (as defined herein) (in which case he may transfer the Owned Stock), (ii) before November 16, 1997, with respect to any Owned Stock permitted to be transferred pursuant to clause
(i) above, and after November 16, 1997 with respect to the Option Stock, Mr. Richardson may not transfer any such Owned Stock or Option Stock without first offering to sell it to FCI at the price offered by a third party, (iii) upon Mr. Richardson's death or permanent disability while he is employed by Flagstar or following his retirement after November 16, 1997, Mr. Richardson and his estate each have a one-time right, exercisable within six months after death or permanent disability, to elect to require FCI, except under certain circumstances, to purchase all or part of Mr. Richardson's Option Stock at its market value and to cash out the value of his exercisable options based on the excess of such value over the exercise price, and FCI may elect to require Mr. Richardson and his estate to sell such stock and cash out such options at such prices, and (iv) if Mr. Richardson's employment is terminated for any reason other than his death or permanent disability or his retirement on or after November 16, 1997, FCI may repurchase all but not less than all of Mr. Richardson's Option Stock at the lesser of (i) its market value or (ii) the sum of the exercise price of the options pursuant to which such stock was acquired, plus a multiple of 20% of any excess of such market value over such exercise price for each year of his employment after November 16, 1992, and, in the event of an exercise by FCI of any option to repurchase (described above), FCI shall cash out his exercisable options at a price equal to the excess of the applicable repurchase price over the option exercise price, provided that, if Mr. Richardson's employment is terminated as a result of a termination without "cause" pursuant to the Amended Richardson Agreement, the market value with respect to 160,000 shares of the Option Stock is to be reduced on a per share basis by the difference between $20.00 and the exercise price thereof.
     The Richardson Shareholder Agreement provides that all shares of Owned Stock and Option Stock shall be deemed to be "Registrable Securities" under the Stockholders' Agreement and shall be entitled to registration rights as set forth herein. For additional information, see "Executive Compensation
 -- Employment Agreements -- Richardson Employment Agreement."
     ADAMSON SHAREHOLDER AGREEMENT. Pursuant to a shareholder agreement (the "Adamson Shareholder Agreement") dated January 10, 1995 between Mr. Adamson and Associates, Associates has agreed to vote all shares of Common Stock owned by it to elect Mr. Adamson to the Board of Directors of FCI as long as Mr. Adamson is employed by FCI. If at any time during Mr. Adamson's Employment Term as defined in the Adamson Employment Agreement (defined below) for so long as Mr. Adamson is an active employee of the Company, Associates proposes to sell or exchange any shares of its Common Stock to any third party which is not an affiliate of Associates, then Mr. Adamson has the right to have included in such sale or exchange a number of his vested shares of Common Stock (including shares as to which Mr. Adamson is entitled, under certain circumstances, to accelerated vesting) determined by multiplying (i) the total number of shares of Common Stock proposed to be sold or exchanged by Associates by (ii) a fraction, the numerator of which is equal to the number of such shares of Common Stock owned by Mr. Adamson and the denominator of which is equal to the aggregate number of such shares of Common Stock owned by Mr. Adamson and the number of shares owned by Associates. The Adamson Shareholder Agreement terminates upon the termination of Mr. Adamson's Employment Term. For additional information, see "Executive Compensation -- Employment Agreements -- Adamson Employment Agreement."
NUMBER OF SHARES OUTSTANDING AND VOTING
     As of the close of business on March 15, 1995, there were issued and outstanding and entitled to be voted at the Annual Meeting 42,434,620 shares of Common Stock. At the meeting, holders of Common Stock will have one vote per share for an aggregate total of 42,434,620 votes. A quorum being present, directors will be elected by a majority vote, and the actions proposed in the remaining items referred to in the accompanying Notice of Meeting will become effective if a majority of the outstanding shares of Common Stock is cast in favor thereof. Abstentions and broker non-votes will not be counted in determining the number of shares voted for any director-nominee or for any proposal.
     A holder of Common Stock who signs a proxy card may withhold votes as to any director-nominee by writing the name of such nominee in the space provided on the proxy card.
                                       5

REVOCATION OF PROXY
     Stockholders who execute proxies may revoke them at any time before they are exercised by delivering a written notice to Rhonda J. Parish, the General Counsel and Secretary of FCI, either at the Annual Meeting or prior to the meeting date at the Company's offices at 203 East Main Street, Spartanburg, South Carolina 29319, by executing and delivering a later-dated proxy, or by attending the meeting and voting in person.
EXPENSES OF SOLICITATION
     The Company will pay the costs of solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by corporate officers and employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names or in the names of nominees to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers.
1995 STOCKHOLDER PROPOSALS
     In order for stockholder proposals intended to be presented at the 1996 Annual Meeting of Stockholders to be eligible for inclusion in the Company's proxy statement and the form of proxy for such meeting, they must be received by the Company at its principal offices in Spartanburg, South Carolina no later than November 28, 1995.
                             ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS OF FCI
     The Board of Directors of FCI currently consists of eleven (11) directors, including Mr. Adamson who was appointed by the Board in January 1995, as provided in FCI's Bylaws, to fill the vacancy created by the resignation from the Board of Mr. Augustus K. Oliver.
     It is intended that proxies in the accompanying form will be voted at the meeting for the election to the Board of Directors of the following nominees, each of whom has consented to serve if elected: James B. Adamson, Michael Chu, Vera King Farris, Henry R. Kravis, A. Andrew Levison, Paul E. Raether, Jerome J. Richardson, Clifton S. Robbins, George R. Roberts, L. Edwin Smart and Michael T. Tokarz, each to serve until the 1996 Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify, except as otherwise provided in FCI's Bylaws and Restated Certificate of Incorporation, each as amended. Mr. Hamilton E. James will not stand for re-election to the Board of Directors. The foregoing individuals have been selected as director-nominees pursuant to the Stockholders' Agreement and the Adamson Shareholder Agreement. See "General -- Ownership of Capital Securities -- The Stockholders' Agreement" and " -- Adamson Shareholder Agreement." See also "Executive
Compensation -- Employment Agreements" regarding the election of Messrs. Richardson and Adamson to the Board. Each of the nominees, except Mr. Levison, is presently a director of FCI and of Flagstar. If for any reason any nominee named above is not a candidate when the election occurs, it is intended that proxies in the accompanying form will be voted for the election of the other nominees named above and may be voted for any substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors in accordance with FCI's Bylaws and Restated Certificate of Incorporation, each as amended.
                                       6

     The name, age, present principal occupation or employment, and the material occupations, positions, offices or employments for the past five years, of each FCI director and director-nominee are set forth below. Unless otherwise indicated, each such person has held the occupation listed opposite his name for at least the past five years.

                                                                             CURRENT PRINCIPAL
                                                                       OCCUPATION OR EMPLOYMENT AND
NAME                                   AGE                             FIVE-YEAR EMPLOYMENT HISTORY
James B. Adamson....................   47    Director of FCI and Flagstar; President and Chief Executive Officer of FCI and
                                             Flagstar (February 1995-present); Chief Executive Officer of Burger King
                                             Corporation (1993-January 1995); Chief Operating Officer of Burger King
                                             Corporation (1991-1993); President of Burger King U.S.A. Retail Division (1991);
                                             Executive Vice President, Marketing of Revco, Inc. (1988-1991).
Michael Chu.........................   46    Director of FCI and Flagstar; President and Chief Executive Officer of ACCION
                                             International (1994-present); Director of Latin American Operations, ACCION
                                             International (1993-1994); Executive of Kohlberg Kravis Roberts & Co. ("KKR") and
                                             a Limited Partner of KKR Associates (1989-1993); Director of Banco Solidario
                                             S.A., Commercial Printing Holding Co., FINANSOL Compania de Financiamiento
                                             Comercial and World Color Press, Inc.
Vera King Farris....................   54    Director of FCI and Flagstar; President of The Richard Stockton College of New
                                             Jersey (1983-present); Director of National Utility Investors.
Hamilton E. James...................   44    Director of FCI and Flagstar; Managing Director of DLJ (investment banking)
                                             (1987-present); Chairman, DLJ Merchant Banking Group (1992-present); Director of
                                             County Seat Stores, Inc. and Price/Costco Inc.
Henry R. Kravis (a).................   51    Director of FCI and Flagstar; General Partner of KKR and KKR Associates; Director
                                             of American Re Corporation, Auto Zone, Inc., Borden, Inc., Duracell
                                             International, Inc., IDEX Corporation, K-III Communications Corporation,
                                             Owens-Illinois, Inc., Owens-Illinois Group, Inc., RJR Nabisco Holdings Corp., RJR
                                             Nabisco, Inc., Safeway, Inc., The Stop & Shop Companies, Inc., Union Texas
                                             Petroleum Holdings, Inc. and World Color Press, Inc.
A. Andrew Levison...................   38    Managing Director, Investment Banking of DLJ (1989-present); Managing Director,
                                             Leverage Buyout Group of Drexel Burnham Lambert (1984-1989); Director of
                                             Ferrellgas Companies, Inc. and Rickel Home Centers, Inc.
Paul E. Raether.....................   48    Director of FCI and Flagstar; General Partner of KKR and KKR Associates; Director
                                             of Duracell International, Inc., Fred Meyer, Inc., IDEX Corporation and The Stop
                                             & Shop Companies, Inc.
Jerome J. Richardson................   58    Chairman of FCI and Flagstar (1992-present); Director of FCI (1989-present);
                                             Director of Flagstar (1980-present); Chief Executive Officer of FCI and Flagstar
                                             (1989-January 1995); President of FCI (1989-1992); President of Flagstar
                                             (1987-1992); Chairman of Denny's (1989-1994); President and Chief Executive
                                             Officer of Canteen (1989-1994); Chairman of Flagstar Systems, Inc. (1990-1994);
                                             President and Chief Executive Officer of Flagstar Systems, Inc. (1989-1994);
                                             President and Chief Executive Officer of Denny's (1988); Senior Vice President of
                                             Flagstar (1986-1987); President of Spartan Food Systems, division of Flagstar
                                             (1986-1989); President of Flagstar Systems, Inc. (1962-1986); Director of
                                             Isotechnologies, Inc., NCAA Foundation and Sonat Inc.; Member of the Board of
                                             Visitors, Duke University Medical Center; Founder and President of the corporate general partner of Richardson Sports, the franchisee of the NFL Carolina
                                             Panthers.

                                       7

                                                                             CURRENT PRINCIPAL
                                                                       OCCUPATION OR EMPLOYMENT AND
NAME                                   AGE                             FIVE-YEAR EMPLOYMENT HISTORY
Clifton S. Robbins..................   37    Director of FCI and Flagstar; General Partner of KKR and KKR Associates; Director
                                             of Borden, Inc., IDEX Corporation, RJR Nabisco Holdings Corp., RJR Nabisco, Inc.
                                             and The Stop & Shop Companies, Inc.
George R. Roberts (a)...............   51    Director of FCI and Flagstar; General Partner of KKR and KKR Associates; Director
                                             of American Re Corporation, Auto Zone, Inc., Borden, Inc., Duracell
                                             International, Inc., IDEX Corporation, K-III Communications Corporation,
                                             Owens-Illinois, Inc., Owens-Illinois Group, Inc., Red Lion Properties, Inc., RJR
                                             Nabisco, Inc., RJR Nabisco Holdings Corp., Safeway, Inc., The Stop & Shop
                                             Companies, Inc., Union Texas Petroleum Holdings, Inc. and World Color Press, Inc.
L. Edwin Smart......................   71    Director of FCI and Flagstar; Counsel, Hughes Hubbard & Reed (law firm which performed services for the Company in 1994) (1989-present); Chairman of the Board and Chief Executive Officer of Flagstar (1986-1987); Chairman of the Board and
                                             Chief Executive Officer of Transworld Corporation (1978-1986); Chairman of the
                                             Board of Trans World Airlines, Inc. ("TWA") (1977-1985); Chief Executive Officer
                                             of TWA (1977-1979); Vice Chairman of TWA (1976-1977); Senior Vice President of
                                             TWA (1967-1975); Director of Sonat Inc.
Michael T. Tokarz...................   45    Director of FCI and Flagstar; General Partner of KKR and KKR Associates; Director
                                             of IDEX Corporation, K-III Communications Corporation, RJR Nabisco, Inc., RJR
                                             Nabisco Holdings Corp. and Safeway, Inc.

(a) Messrs. Kravis and Roberts are first cousins.
COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS
     There are four standing committees of the Board of Directors of FCI and/or Flagstar, the Audit Committee, the Compensation and Benefits Committee, the Executive Committee and the Public Affairs Committee. The Audit Committee currently consists of Mr. Chu, Mr. James and Ms. Farris, with Mr. Chu serving as Chairman. Until December 31, 1994, Mr. Oliver had served as Chairman of the Audit Committee. Ms. King was appointed to the Audit Committee in March 1995 to fill the vacancy created by Mr. Oliver's resignation. The Compensation and Benefits Committee is comprised of Messrs. Raether, Robbins and Tokarz, with Mr. Raether serving as Chairman. The Executive Committee is comprised of Messrs. Adamson, Raether and Tokarz, with Mr. Adamson serving as Chairman. Mr. Richardson had served as Chairman of the Executive Committee until January 1995. The Public Affairs Committee is comprised of Ms. Farris, Mr. Robbins and Mr. Smart, with Ms. Farris serving as Chairman. Set forth below is a summary of the principal functions of each committee and the number of meetings held during 1994.
     AUDIT COMMITTEE. The Audit Committee, which held four meetings in 1994, recommends the appointment of the Company's independent auditors, determines the scope of the annual audit to be made, reviews the conclusions of such auditors and reports the findings and recommendations thereof to the Board, reviews with the Company's auditors the adequacy of the Company's system of internal controls and procedures and the role of management in connection therewith, reviews transactions between the Company and its officers, directors and principal stockholders, and performs such other functions and exercises such other powers as the Board from time to time may determine.
     COMPENSATION AND BENEFITS COMMITTEE. The Compensation and Benefits Committee, which held three meetings in 1994, administers certain compensation and employee benefit plans of the Company, oversees and advises the Board regarding the compensation of Company officers, determines the compensation of other key personnel of the Company and reviews and makes recommendations to the Board concerning compensation practices, policies, procedures and retirement benefit plans and programs for the employees of the Company. It administers the 1989 Option Plan, the 1990 Option Plan, and such other similar plans as may from time to time be
                                       8
adopted by the Company, and performs such other functions and exercises such other powers as the Board from time to time may determine.
     EXECUTIVE COMMITTEE. The Executive Committee, which held ten meetings in 1994, generally has and may exercise all of the powers of the Board of Directors in the management and business affairs of Flagstar.
     PUBLIC AFFAIRS COMMITTEE. The Public Affairs Committee, which held four meetings in 1994, considers and reviews the policies and practices established by the Company from time to time to address issues of social and public concern, reviews significant legislative and other social trends and developments of importance to the Company and its employees, customers and vendors, monitors and reports to the Board of Directors concerning the Company's compliance with and progress toward the goals of its Fair Share Agreement with the NAACP, and performs such other functions and exercises such other powers as the Board from time to time may determine.
     The Company currently has no standing nominating committee.
     During 1994, there were eight meetings of the Board of Directors of FCI and eight meetings of the Board of Directors of Flagstar. During 1994, each director of FCI, other than Messrs. Kravis and Roberts, attended at least 75% of the meetings of the Board of Directors of FCI (and, as applicable, committees thereof).
                    SELECTION OF INDEPENDENT PUBLIC AUDITORS
     The Board of Directors has selected the firm of Deloitte & Touche LLP as the principal independent public auditors of the Company for the year 1995. Deloitte & Touche LLP has acted in such capacity for the Company since 1986. This selection is submitted for approval by the stockholders at the Annual Meeting.
     Representatives of Deloitte & Touche LLP will attend the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions.
                     PROPOSED AMENDMENT TO 1989 OPTION PLAN
     The Board of Directors of FCI has approved an amendment to the 1989 Option Plan to increase the number of shares of Common Stock that may be issued under the 1989 Option Plan by an additional 2,000,000, from 4,500,000 to 6,500,000, subject to stockholder approval (the "Amendment"). The Amendment is being proposed to allow future grants to other key employees. No other amendments to the 1989 Option Plan are proposed.
     Options to purchase a total of approximately 1,275,800 shares of Common Stock were granted to approximately 991 plan participants in 1994 under the 1989 Option Plan. At present, after taking into account the cancellation of certain options, including the cancellation of options after December 31, 1994 (and without giving effect to the proposed Amendment), options representing a total of approximately 4,060,800 shares are outstanding, and options for approximately 439,200 additional shares are available for future grant. There has been no decision with respect to the number or terms of options that may be granted hereafter (following stockholder approval of the Amendment) or the number or identity of future optionees under the 1989 Option Plan.
     Under the 1989 Option Plan, the Compensation and Benefits Committee has authority to grant options to key employees (including officers) and otherwise administer the 1989 Option Plan. Such committee consists of three members of the Board of Directors of FCI who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any employee of the Company is eligible to receive options under the 1989 Option Plan, at the discretion of the committee. In the event that an outstanding option terminates for any reason, the shares of Common Stock subject to the unexercised portion of such option shall again be available for grants under the 1989 Option Plan.
     An option granted under the 1989 Option Plan (evidenced by an agreement in a form approved by the committee) entitles the participant to purchase shares of Common Stock at an option exercise price determined by the committee. Option agreements may provide for the exercise of options, in whole or in part, from time to time during the term of the option or in such installments as the committee shall determine, subject to earlier termination upon certain events as provided in the 1989 Option Plan. The committee may, in its discretion, accelerate the date on which an option becomes exercisable. The options are not "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The maximum term of each option is ten years. The exercise price of all options granted pursuant to the 1989 Option Plan is determined by the committee at the
                                       9
time of grant, but cannot be less than the minimum price required by law. The exercise price of shares of Common Stock purchased upon the exercise of an option may be paid in cash, by surrender of other shares of Common Stock having a fair market value on the date of exercise equal to such exercise price, or subject to the approval of the committee, in a combination of cash and such shares.
     Upon termination of the services of a participant, all options granted to such participant that are not then exercisable shall expire and terminate. If such termination is by reason of death, retirement or disability, such holder's exercisable options shall remain exercisable for one year following termination. If such termination is due to voluntary termination or termination without cause, such holder's exercisable options shall generally remain exercisable for sixty days following termination. If such termination is for cause, all of such holder's options shall expire and terminate as of the date of termination.
     Options granted under the 1989 Option Plan are nontransferable and nonassignable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during his or her lifetime only by the optionee. No option may be exercised after the expiration of its term. The Company receives no proceeds upon the grant of options. Any proceeds received by the Company from the sale of Common Stock on the exercise of options shall be used for general corporate purposes. No partial exercise of an option shall be for an aggregate exercise price of less than $1,000 or in respect of less than 100 shares of Common Stock. The partial exercise of an option shall not cause the termination of the remaining portion thereof.
     Upon the occurrence of certain events involving a recapitalization or reorganization of the Company, the committee will make appropriate adjustments to the number of shares covered by each outstanding option and the per share exercise price thereof, redeem such options (whether or not then exercisable), or make other appropriate adjustments, in its discretion, to prevent dilution or enlargement of rights.
     The Board of Directors of FCI may at any time suspend or discontinue the 1989 Option Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders, no revision or amendment shall increase the number of shares of Common Stock that may be issued under the 1989 Option Plan, materially increase the benefits accruing to individuals holding options granted pursuant to the 1989 Option Plan or materially modify the requirements as to eligibility for participation in the 1989 Option Plan.
     As of March 15, 1995, options with respect to approximately 4,060,800 shares of Common Stock had been granted and were outstanding under the 1989 Option Plan. Set forth below is information with respect to options granted in 1994 to the officers named in the Summary Compensation Table and other specified groups under the 1989 Option Plan.
                                       10

                               NEW PLAN BENEFITS
                  1989 NON-QUALIFIED STOCK OPTION PLAN OF FCI

NAME AND POSITION                                                                          DOLLAR VALUE ($)    NUMBER OF UNITS
Jerome J. Richardson
  Chairman; Formerly Chief Executive
  Officer of Flagstar...................................................................             --                  --
Gregory M. Buckley
  Senior Vice President of Flagstar
  and President and Chief
  Operating Officer of Quincy's.........................................................             (1)             80,000
Samuel H. Maw
  Executive Vice President,
  Product Development and
  Distribution of Flagstar..............................................................             (1)             80,000
Raymond J. Perry
  Senior Vice President of
  Flagstar and President and
  Chief Operating Officer
  of El Pollo Loco......................................................................             (1)             80,000
C. Ronald Petty
  Executive Vice President of
  Flagstar and President and Chief
  Executive Officer of Denny's..........................................................             (1)             80,000
All current executive officers as a group...............................................             (1)            615,000
All current non-executive officer directors as a group..................................             --                  --
All current non-executive officer employees as a group..................................             (1)            285,400

(1) All options granted in 1994 have an exercise price of $9.00 per share and have a ten-year term subject to earlier termination as described above. The dollar value of each of the options granted is not determinable due to fluctuating market prices. As of March 15, 1995, the Common Stock had a closing sales price of $6.00 per share. For information with respect to the potential realizable value of the options granted to the named officers in 1994 at assumed rates of stock price appreciation, see "Executive Compensation -- Stock Options -- Option Grants in 1994" below.
FEDERAL INCOME TAX CONSEQUENCES
     No federal taxable income is recognized by a 1989 Option Plan participant upon the grant of a non-qualified stock option. Holders of options will, however, recognize ordinary income in the year in which the option is exercised in the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option exercise price. Participants who are directors of the Company and other participants who are otherwise deemed to be affiliates of the Company and thereby subject to liability under Section 16(b) of the Exchange Act ("16(b) Optionees") are not deemed to recognize the ordinary income attributable to exercise until the occurrence of both (i) an exercise and (ii) the earlier of (a) the expiration of six months after the date of grant of the option and (b) the first day on which the sale of the stock at a profit will not subject the participant to Section 16(b) liability (the "Recognition Date"). The amount of ordinary income to be recognized by 16(b) Optionees will equal the excess of the fair market value on the Recognition Date of the Company's shares so purchased over the option exercise price, unless the 16(b) Optionee files a written election with the Internal Revenue Service (the "IRS") and the Company pursuant to Section 83(b) of the Code within thirty days after exercise to have the ordinary income attributable to exercise realized as of the exercise date.
     The fair market value of the shares on the date of exercise (or, in the case of 16(b) Optionees who do not make an 83(b) election, on the Recognition
Date) will constitute the tax basis thereof for computing gain or loss on any subsequent sale, and their holding period will generally be measured from the date the option is exercised (or, in the case of 16(b) Optionees who do not make an 83(b) election, from the Recognition Date). The Company will be entitled to a business expense deduction for the Company's taxable year during which the option is exercised equal to the amount of ordinary income recognized by the participant. In the case of 16(b) Optionees, the
                                       11

Company's deduction will be for the taxable year during which the participant recognizes income as a result of the exercise of the option. Additional gain or loss shall be recognized by the optionee upon the subsequent disposition of the shares.
     If the option exercise price under any non-qualified stock option is paid for by surrendering shares of Common Stock previously acquired, then the optionee will recognize ordinary income on the exercise as described above (any shares acquired under the option in excess of the number of shares surrendered being treated as having been acquired without consideration), but will not recognize any taxable gain or loss on the difference between the optionee's basis in the surrendered shares and their current fair market value. For federal income tax purposes, newly acquired shares equal to the number of shares surrendered will have the same basis and holding period as the surrendered shares. Any additional newly acquired shares will have a basis equal to their fair market value at exercise and their holding period will begin at the date of exercise as described above.
                    APPROVAL OF 1995 INCENTIVE COMPENSATION
     The Compensation and Benefits Committee and the Board of Directors of Flagstar have approved certain incentive compensation arrangements for 1995 for
(i) Flagstar's executive officers (other than the Chief Executive Officer) and certain other key employees pursuant to Flagstar's 1995 Senior Management Incentive Plan (the "1995 Incentive Plan"), and (ii) Mr. Adamson, the Company's President and Chief Executive Officer, under the terms of his employment agreement with the Company. The Board has made such arrangements subject to approval by the stockholders at the Annual Meeting in order to maximize the tax deductibility to the Company (under the Omnibus Budget Reconciliation Act of
1993) of amounts that may ultimately be paid under such arrangements to Mr. Adamson and the officers (other than Mr. Richardson) named in the Summary Compensation Table.
     Under the 1995 Incentive Plan, subject to stockholder approval, plan participants will receive Target Awards of either 75%, 50%, 25% or 15% of the participant's base salary depending on the group classification assigned to such participant by the Committee. Depending on an individual participant's role and position with the Company and its various business concepts, 75% of a participant's award will be determined based on the Company and/or his or her concept attaining various "EBITDA" (i.e., earnings before interest, taxes, depreciation and amortization) performance levels. A participant will be designated either a Corporate Participant or a Concept Participant. A Corporate Participant will receive 75% of his Target Award if Company EBITDA equals the "target" performance level established by the Chief Executive Officer and the committee. A Concept Participant will receive 50% of his Target Award if Company EBITDA equals the "target" performance level established by the Chief Executive Officer and the committee plus an additional 25% of his Target Award if his or her concept EBITDA equals the "target" performance level established by the Chief Executive Officer and the committee. The remaining 25% of a plan participant's potential award will be determined based on the participant or his team meeting predetermined individual or team performance objectives for the year.
     If these EBITDA "target" performance levels are not met, the Corporate and Concept Participants will nevertheless receive a specified percentage of their Target Awards based on Company and/or concept EBITDA provided Company EBITDA and/or concept EBITDA performance do not fall below specified minimum levels. If the Company EBITDA and/or concept EBITDA "target" performance levels are exceeded, a participant will receive up to 200% (at the highest stated performance level, plus in the case of Company EBITDA performance, an additional 5% for each $1 million over the highest stated performance level) of the amount he would have received based on Company EBITDA and/or concept EBITDA had the "target" performance level been met but not exceeded. Incentive pay-out levels between the various EBITDA levels or beyond the highest stated EBITDA level will be interpolated on a straight-line basis. There is no maximum amount of incentive pay-out based on Company EBITDA results. The maximum amount of award based on concept EBITDA results is limited to 200% of that portion of the Target Award that is based on concept EBITDA.
     To determine the amount of any individual/team award, the Target Awards for each participant within a particular team are summed and multiplied by 25% to arrive at an "Initial Team Pool." The team may receive an award by meeting and/or exceeding stated performance goals determined by the Chief Executive Officer. The team leader of each team will receive a portion of his team's team award (which may exceed the amount of the "Initial Team Pool" if performance goals are exceeded) as determined by the Chief Executive Officer. The remaining amount of each team award is allocated to the other participants on the team, such allocation to be
                                       12
made by the team leader in consultation with the Chief Executive Officer. The final aggregate team award for all team participants combined may not exceed 150% of the aggregate "Initial Team Pool."
     Payments of awards under the 1995 Incentive Plan will be made as soon as practicable after the end of the year. The Board has reserved the right to cancel, modify or amend the 1995 Incentive Plan at any time, and such cancellation, modification or amendment may be retroactive to the beginning of the year. A total of approximately 230 persons holding key managerial or other important positions in the Company are participants in the 1995 Incentive Plan.
     Under the terms of his employment agreement, Mr. Adamson is entitled to receive an annual bonus in the form of an incentive award in an amount up to 200% of his base salary (targeted to equal 75% of his base salary), subject to the achievement of budgeted financial and other performance targets determined by the Compensation and Benefits Committee. Such award may be greater or lesser than 75% of his base salary if the Company's and/or Mr. Adamson's performance exceeds or falls short of the target levels determined by the committee; provided, however, that Mr. Adamson is entitled to receive a minimum 1995 bonus equal to $500,000. (For 1995, Mr. Adamson's base salary has been established at $950,000.) Subject to stockholder approval and the Company's contractual obligations described above, the Compensation and Benefits Committee has determined that, for 1995, Mr. Adamson's incentive award shall track and be determined based on the Company EBITDA performance levels that have been established for all employees participating in the 1995 Incentive Plan.
     The benefits or amounts that will be received by or allocated to the Chief Executive Officer, to the officers (other than Mr. Richardson) named in the Summary Compensation Table or to other individuals or categories of employee under these incentive compensation arrangements are not determinable since they will be based on Company operating results for 1995. In 1994, the Company had in effect similar incentive compensation arrangements based on the achievement of Company and concept EBITDA (at performance levels that vary from those established for 1995) and individual or team performance objectives. Set forth below is information with respect to incentive awards granted to Mr. Richardson for 1994 pursuant to his employment agreement and granted under Flagstar's 1994 Senior Management Incentive Plan to the other officers named in the Summary Compensation Table and other specified groups.
                               NEW PLAN BENEFITS
                          1994 INCENTIVE COMPENSATION

                                                                                          DOLLAR VALUE
NAME AND POSITION                                                                            ($)(1)           NUMBER OF UNITS
Jerome J. Richardson
  Chairman; Formerly Chief Executive
  Officer of Flagstar................................................................      $  250,000(2)               --
Gregory M. Buckley
  Senior Vice President
  of Flagstar and President and Chief
  Operating Officer of Quincy's......................................................      $  126,563                  --
Samuel H. Maw
  Executive Vice President,
  Product Development
  and Distribution of Flagstar.......................................................      $   95,625                  --
Raymond J. Perry
  Senior Vice President
  of Flagstar and President and Chief
  Operating Officer of El Pollo Loco.................................................      $  135,000                  --
C. Ronald Petty
  Executive Vice President
  of Flagstar and President and Chief
  Executive Officer of Denny's.......................................................      $  144,281                  --
All current executive officers as a group............................................      $1,161,957                  --
All current non-executive officer directors as a group...............................              --                  --
All current non-executive officer employees as a group...............................      $2,158,807                  --

(FOOTNOTES APPEAR ON FOLLOWING PAGE)
                                       13

(1) All awards under the 1994 Senior Management Incentive Plan were made based on achievement of certain concept EBITDA performance levels and/or non-quantitative individual or team objectives.
(2) See "Executive Compensation -- Compensation and Benefits Committee Report" for information concerning the bases for the award of 1994 incentive compensation to Mr. Richardson.
                                   MANAGEMENT
DIRECTORS OF FCI AND FLAGSTAR
     For information with respect to the Board of Directors of each of FCI and Flagstar, see "Election of Directors."
EXECUTIVE OFFICERS OF FCI
     The name, age, positions and offices held with the Company and the principal occupation or employment for the last five years of each of the current executive officers of FCI (other than Messrs. Adamson and Richardson) are set forth below. Each executive officer serves as such until his or her successor is elected and qualified. Except as may otherwise be disclosed herein, no executive officer of FCI was selected pursuant to any arrangement or understanding with any person other than FCI.

                                                                             CURRENT PRINCIPAL
                                                                       OCCUPATION OR EMPLOYMENT AND
NAME                                   AGE                             FIVE-YEAR EMPLOYMENT HISTORY
A. Ray Biggs........................   53    Vice President and Chief Financial Officer of FCI and Senior Vice President and
                                             Chief Financial Officer of Flagstar (1992-present); Partner, Deloitte & Touche
                                             LLP (accounting firm which served as independent auditors for the Company in
                                             1994) (1978-1992).
Rhonda J. Parish....................   38    Vice President and General Counsel of FCI and Senior Vice President and General
                                             Counsel of Flagstar (January 1995-present); Secretary of FCI and Flagstar
                                             (February 1995-present); Assistant General Counsel of Wal-Mart Stores, Inc.
                                             (1990-1994); Corporate Counsel of Wal-Mart Stores, Inc. (1983-1990).

(For information with respect to Messrs. Adamson and Richardson, see "Election of Directors.")
EXECUTIVE OFFICERS OF FLAGSTAR
     The name, age, positions and offices held with the Company and the principal occupation or employment for the past five years of each of the current executive officers of Flagstar (other than Messrs. Adamson, Richardson and Biggs and Ms. Parish) are set forth below. Each executive officer serves as such until his or her successor is elected and qualified. Except as may otherwise be disclosed herein, no executive officer of Flagstar was selected pursuant to any arrangement or understanding with any person other than Flagstar.

                                                                            CURRENT PRINCIPAL
                                                                       OCCUPATION OR EMPLOYMENT AND
NAME                                   AGE                             FIVE-YEAR EMPLOYMENT HISTORY
Samuel H. Maw (a)...................    61   Executive Vice President, Product Development and Distribution of Flagstar
                                             (1994-present); Senior Vice President, Product Development and Distribution of
                                             Flagstar (1990-1994); Chief Operating Officer of Canteen Corporation
                                             (1993-1994); Senior Vice President of Flagstar (1989); President and Chief
                                             Executive Officer of Denny's (1988-1990); Senior Vice President of Spartan Food
                                             Systems, division of Flagstar (1987-1988); Vice President of Research and
                                             Development of Flagstar Systems, Inc. (1974-1986); Director of Isotechnologies,
                                             Inc.

                                       14

                                                                            CURRENT PRINCIPAL
                                                                       OCCUPATION OR EMPLOYMENT AND
NAME                                   AGE                             FIVE-YEAR EMPLOYMENT HISTORY
H. Stephen McManus (a)..............    52   Executive Vice President, Special Projects of Flagstar (February 1995-present);
                                             President of Flagstar Systems, Inc. (1994-present); Executive Vice President,
                                             Restaurant Operations of Flagstar (1991-February 1995); Senior Vice President of
                                             Flagstar (1989-1991); Chief Operating Officer of Flagstar Enterprises, Inc.
                                             (Hardee's) (1990-1991); Senior Vice President of Flagstar Systems, Inc.
                                             (1990-1991); Vice President of Operations of Spartan Food Systems, division of
                                             Flagstar (1986-1989); Vice President of Operations of Flagstar Systems, Inc.
                                             (1984-1986).
Edna K. Morris......................    43   Executive Vice President, Human Resources and Corporate Affairs of Flagstar
                                             (February 1995-present); Senior Vice President, Human Resources of Flagstar
                                             (1993-February 1995); Vice President, Education and Devel-
                                             opment of Flagstar (1992-1993); Senior Vice President/Human Resources of
                                             Hardee's Food Systems, Inc. (1987-1992); Director of Employee Relations of
                                             Hardee's Food Systems, Inc. (1987); Personnel Manager, Consolidated Diesel
                                             Company, a joint venture between J. I. Case and Cummins Engine Company
                                             (1981-1987); Personnel Manager, Manufacturing of Hardee's Food Systems, Inc.
                                             (1980-1981).
C. Ronald Petty.....................    50   Executive Vice President of Flagstar and President of Denny's (1994-present);
                                             Chief Executive Officer of Denny's (February 1995-present); Chief Operating
                                             Officer of Denny's (1993-present); Senior Vice President of Flagstar
                                             (1993-1994); Independent Consultant (1992-1993); President and Chief Executive
                                             Officer of Miami Subs Corporation (1990-1992); President and Chief Operating
                                             Officer of Burger King Corporation, US Division (1988-1990); President,
                                             International Division of Burger King Corporation (1986-1988).
Gregory M. Buckley..................    41   Senior Vice President of Flagstar and Chief Operating Officer of Quincy's
                                             Restaurants, Inc. (1993-present); President of Quincy's Restaurants, Inc.
                                             (1994-present); Vice President, Central Division of Pizza Hut (1990-1993);
                                             President, Southeast Division of Progressive Corp. (1986-1990).
Jerry A. Houck......................    52   Senior Vice President, Real Estate and Construction of Flagstar (1990-present);
                                             Vice President of Construction and Real Estate of Flagstar Systems, Inc.
                                             (1988-1990); Vice President of Construction of Flagstar Systems, Inc.
                                             (1987-1988); Director of New Construction for Flagstar Systems, Inc.
                                             (1976-1987).
James R. Kibler.....................    40   Senior Vice President of Flagstar and Chief Operating Officer of Flagstar
                                             Enterprises, Inc. (Hardee's) (1991-present); President of Flagstar Enterprises,
                                             Inc. (Hardee's) (1994-present); Senior Vice President of Flagstar Systems, Inc.
                                             (1991-present); Vice President of Operations -- Denny's West Coast (1989-1991);
                                             Division Leader for Hardee's (1989); Region Leader for Hardee's (1979-1989).
Raymond J. Perry....................    53   Senior Vice President of Flagstar and Chief Operating Officer of El Pollo Loco
                                             (1993-present); President of El Pollo Loco (1994-present); President of Kelly's
                                             Coffee & Fudge Factory (1991-1993); Executive Vice President of Carl's Jr.
                                             Restaurants (1989-1991); Group Vice President of Carl's Jr. Restaurants
                                             (1988-1989); Vice President of Operations of Carl's Jr. Restaurants (1986-1988).
Kent M. Smith.......................    57   Senior Vice President and Assistant to the Chief Executive Officer of Flagstar
                                             (March 1995-present); Consultant of Pollo Tropical (1994-February 1995); Senior
                                             Vice President of Burger King Corporation (1992-1994); President of Strategic
                                             Marketing Group (1984-1992).

                                       15

                                                                            CURRENT PRINCIPAL
                                                                       OCCUPATION OR EMPLOYMENT AND
NAME                                   AGE                             FIVE-YEAR EMPLOYMENT HISTORY
Coleman J. Sullivan.................    45   Senior Vice President, Corporate Affairs of Flagstar (February 1995-present);
                                             Vice President, Communications of Flagstar (1990-February 1995); Vice President
                                             of Brown Boxenbaum, Inc. (public relations firm) (1986-1990); Director,
                                             Financial Relations, Transworld Corporation (1984-1986).
C. Burt Duren.......................    36   Vice President, Tax of Flagstar (1993-present); Treasurer of Flagstar
                                             (1994-present); Director of Tax of Flagstar (1989-1993); Senior Tax Manager,
                                             Deloitte & Touche LLP (1988-1989).
Thomas R. Holt......................    38   Vice President, Information Services of Flagstar (1993-present); Director,
                                             Information Services of Flagstar (1991-1993); Director, Management Information
                                             Services of Flagstar Systems, Inc. (1988-1990); Manager, Information Services of
                                             Carpet and Rug Division of Fieldcrest Cannon (1987-1988).
Honorio J. Padron...................    42   Vice President, Business Transformation of Flagstar (March 1995-present); Senior
                                             Director of Research and Development of Burger King Corporation (January
                                             1995-March 1995); Director of Reengineering of Burger King Corporation
                                             (1993-January 1995); Director of Worldwide Profit and Loss Improvement of Burger
                                             King Corporation (1993); Manager of Systems Support of Burger King Corporation
                                             (1990-1993).
Stephen W. Wood.....................    36   Vice President, Compensation, Benefits and Employee Information Systems of
                                             Flagstar (1993-present); Senior Director, Compensation, Benefits and Employee
                                             Information Systems of Flagstar (1993); Director, Benefits and Executive
                                             Compensation of Hardee's Food Systems, Inc. (1991-1993); Consultant of Hewitt
                                             Associates, L.P. (benefit consultants that performed services for the Company in
                                             1994) (1990); McGuire, Woods, Battle & Boothe (law firm) (1984-1990).

(a) Messrs. Maw and McManus are brothers-in-law.
(For information with respect to Messrs. Adamson and Richardson, see "Election of Directors." For information with respect to Mr. Biggs and Ms. Parish, see "Management -- Executive Officers of FCI.")
                             EXECUTIVE COMPENSATION
COMPENSATION AND BENEFITS COMMITTEE REPORT
     The following is an explanation of the Company's officer compensation program as in effect for 1994.
     1994 OFFICER COMPENSATION PROGRAM
     The 1994 officer compensation program of Flagstar had three primary components:
     (Bullet) Base salary established on the basis of (i) quantitative data in the form of comparisons to peer groupings within the restaurant and food service industry, and (ii) non-quantitative factors such as positions of responsibility and authority, years of service and annual performance evaluations.
     (Bullet) Short-term incentives under the Company's 1994 Senior Management
              Incentive Plan. Under this plan, as approved by the Company's stockholders at their 1994 annual meeting, plan participants (not including the Chief Executive Officer) were entitled to receive target awards of either 75%, 50%, 25% or 15% of a participant's base salary depending on the group classification assigned to such participant by the committee. Depending on an individual participant's role and position with the Company and its various business concepts, 75% of such participant's potential award was to be determined based on the Company's and/or his or her concept's attaining various EBITDA performance levels. There was no maximum amount of potential incentive pay-out based on Company EBITDA results (although the maximum amount of award based on concept EBIDTA results was limited to 200% of that portion of a participant's target award that was based on concept EBITDA). The remaining 25% of a plan participant's potential award was to be based on the participant or his or her team meeting predetermined, generally non-quantitative, individual
                                       16
              or team performance objectives for the year. Such objectives had to be approved by the Chief Executive Officer or his designee(s) and varied among participants depending on their areas of responsibility. Team awards were allocable by team leaders (designated by the Chief Executive Officer) in consultation with the Chief Executive Officer and the Compensation and Benefits Committee.
     (Bullet) Long-term incentives, which in 1994, consisted solely of stock options.
     Officers (including the Chief Executive Officer) were also eligible in 1994 to participate in various benefits plans similar to those provided to other employees of the Company. Such benefits plans are intended to provide a safety net of coverage against various events, such as death, disability and retirement.
     The Company's officer compensation program is designed with stockholder value as a primary concern. It focuses on Company performance (EBITDA) that rewards the generation of funds to repay debt and makes the Company stronger for stockholders. Through the stock option program, it also rewards officers and others based on stock price increases over time.
     During 1993, the Company undertook a comprehensive study of its approach to officer compensation, including a review of (i) competitive levels of compensation, and (ii) the relative mix of compensation among base salary, benefits, short-term incentives and long-term incentives, principally in relation, in each case, to other restaurant and food service companies (such as those included in the Standard & Poor's Restaurant Index reflected in the stockholder return performance graph elsewhere herein). The comparison groups also included certain food manufacturing and hospitality companies not included in the stockholder return performance graph index because the committee considered those to be relatively comparable industries. As discussed in last year's report, that study generally indicated that the Company's officer compensation program was somewhat lower than comparison groups with regard to base salary and long-term incentives and in aggregate terms (although the Company's potential short-term incentive compensation (described above) was somewhat higher than that of the comparison groups). The committee did make certain adjustments to senior leader base salaries in late 1994 (to become effective in 1995) based on such study and based on additional analyses performed during 1994 of senior leaders' salaries relative to peer groupings within the restaurant and food service industry. The analyses performed in late 1994 generally confirmed the results of the study undertaken in 1993. The committee considered these adjustments to be particularly important in light of the salary freeze instituted by the Company in 1993 and which continued through 1994. Results of these studies were also taken into account with regard to the Company's grant of stock options in 1994 as discussed elsewhere herein.
     In December 1994, the committee reviewed the status of the 1994 Senior Management Incentive Plan and anticipated year-end operating results. In light of Company EBITDA results for the year (which fell short of the various Company EBITDA performance levels established under the plan), no bonus payments were made to officers based on the predetermined Company EBIDTA goals. However, some bonus payments were made based on achievement of certain concept EBITDA performance levels and, upon the recommendation of the Chief Executive Officer, based on achievement of certain predetermined, non-quantitative individual and team performance objectives under the 1994 plan.
     With respect to IRS regulations pertaining to the deductibility of compensation to certain executive officers in excess of $1 million, the committee has adopted a policy that it will attempt to comply with such regulations, to the extent practicable, including its presentation of the Company's annual incentive compensation plans to the stockholders for prior approval. However, the committee has also determined that some flexibility is required, notwithstanding these IRS regulations, in negotiating and implementing the Company's incentive compensation program. It has, therefore, retained the discretion to award some bonus payments based on non-quantitative performance objectives and other criteria which it may determine, in its discretion, from time to time.
     The Committee granted stock options to certain Company officers in 1994 in conjunction with its ongoing broad based stock option program. For details concerning the grant of options to the executive officers named in the Summary Compensation Table below, see "Executive Compensation -- Stock Options -- Option Grants in 1994." The Committee allocated options to the named executive officers and others based on an evaluation of their relative levels of responsibility for and contribution to the Company's operating results (in relation to the Company's other optionees) and to provide them with significant long-term incentives to enhance stockholder value. Although the 1994 grants were in addition to significant grants in 1993, the number of shares issuable upon exercise of such options were still deemed to be generally in line with target stock ownership levels based on the
                                       17
market studies undertaken by the Company (in conjunction with the officer compensation studies referred to above) of other large public companies.
     CHIEF EXECUTIVE OFFICER COMPENSATION
     In August 1992, Mr. Richardson and the Company executed an employment agreement in connection with the recapitalization of the Company, the principal elements of which were completed on November 16, 1992 (the "Recapitalization"). The terms of such agreement, including the initial base salary thereunder, were based on arms'-length negotiations among the parties to the Recapitalization and, although generally consistent therewith, were established prior to and independently of implementation of the committee's current compensation program. Consistent with the salary freeze instituted by the Company in 1993 and that extended through 1994, Mr. Richardson did not receive an increase in his base salary in 1994 over the amount originally negotiated in 1992. See "Executive Compensation -- Employment Agreements -- Richardson Employment Agreement" for information concerning Mr. Richardson's compensation in 1994 pursuant to this agreement.
     Mr. Richardson's right to receive incentive compensation for 1994 was governed by his employment agreement and was not a part of the 1994 Senior Management Incentive Plan. See "Executive Compensation -- Employment
Agreements -- Richardson Employment Agreement." During the first quarter of 1994, the committee had determined that Mr. Richardson's incentive award for 1994 would be based on the same Company EBITDA performance levels that the committee had adopted for the rest of management under the 1994 Senior Management Incentive Plan. Although the Company did not achieve its Company EBITDA targets for the year, the committee did determine in its discretion in December 1994, in consultation with the rest of the Board, based on non-quantitative factors such as improving operating trends at Denny's, the sale of the Company's food and vending operation, and other developments during the year (and consistent with its determination to approve bonus payments under the 1994 plan to other senior leaders based on non-quantitative individual and team performance), to make a bonus payment to Mr. Richardson as indicated in the Summary Compensation Table below.
     COMPENSATION AND BENEFITS COMMITTEE

Paul E. Raether, Chairman
Clifton S. Robbins
Michael T. Tokarz

COMPENSATION OF OFFICERS
     No executive officer of FCI is compensated directly by FCI in connection with services provided to the Company. All such executive compensation is paid by Flagstar. Set forth below is information for 1994, 1993 and 1992 with respect to compensation for services to the Company of Mr. Richardson, the Chief Executive Officer of the Company during 1994, and each of the four most highly compensated executive officers (other than the Chief Executive Officer) of the Company during 1994.
                                       18

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION       ALL
                                                                                           AWARDS              OTHER
                   NAME AND                             ANNUAL COMPENSATION (1)    SECURITIES UNDERLYING    COMPENSATION
              PRINCIPAL POSITION                YEAR   SALARY($)(2)    BONUS($)        OPTIONS (#)(3)        ($)(4)(5)
Jerome J. Richardson                            1994     $ 856,594     $250,000                  --           $ 10,250
  Chairman; Formerly                            1993     $ 824,355           --                  --           $ 13,652
  Chief Executive                               1992     $ 776,804     $750,000             600,000           $ 15,286
  Officer of Flagstar
Gregory M. Buckley                              1994     $ 221,416     $126,563              80,000           $111,747
  Senior Vice President of                      1993     $ 136,533           --              60,000           $460,852
  Flagstar and President                        1992            --           --                  --                 --
  and Chief Operating
  Officer of Quincy's
Samuel H. Maw                                   1994     $ 301,145     $ 95,625              80,000                 --
  Executive Vice President,                     1993     $ 280,861           --              80,000                 --
  Product Development                           1992     $ 273,024     $124,888                  --                 --
  and Distribution
  of Flagstar
Raymond J. Perry                                1994     $ 237,339     $135,000              80,000                 --
  Senior Vice President                         1993     $ 136,606           --              60,000           $130,000
  of Flagstar and President                     1992            --           --                  --                 --
  and Chief Operating
  Officer of El Pollo Loco
C. Ronald Petty                                 1994     $ 284,284     $144,281              80,000           $ 78,194
  Executive Vice President                      1993     $ 142,500           --              80,000           $483,125
  of Flagstar and President                     1992            --           --                  --                 --
  and Chief Executive
  Officer of Denny's

(1) The amounts shown for each named executive officer exclude perquisites and other personal benefits that did not exceed, in the aggregate, the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer for any year included in this table.
(2) The amounts shown for 1994 include accruals of $112,938 and $41,086 for Messrs. Richardson and Maw, respectively, under a supplemental executive retirement plan. The amounts shown for 1993 include accruals of $62,082 and $26,823, and the amounts shown for 1992 include accruals of $58,053 and $30,119, for Messrs. Richardson and Maw, respectively, under the same plan. Such amounts also reflect certain costs and credits to the named executive officers relating to certain life, health and disability insurance coverage provided through the Company.
(3) For additional information concerning the grant of options in 1994, see "Executive Compensation -- Stock Options" below. Options to purchase Common Stock were granted to Mr. Richardson on December 15, 1992 pursuant to the 1989 Option Plan and his employment agreement dated as of August 11, 1992, upon the termination of his prior option to purchase 160,000 shares of Common Stock. Such options become exercisable at the rate of 20% per year beginning on November 16, 1993, conditioned upon his continued employment with the Company. Pursuant to Mr. Richardson's employment agreement, all shares of Common Stock that Mr. Richardson acquires upon any exercise of such options shall be subject to the Richardson Shareholder Agreement. See "Executive Compensation -- Employment Agreements -- Richardson Employment Agreement" and "General -- Ownership of Capital Securities -- Richardson Shareholder Agreement" for additional information. Options were granted to Messrs. Buckley, Maw, Perry and Petty on June 29, 1993 pursuant to the 1989 Option Plan. The exercise price for such options is $11.25 per share. Such options become exercisable at the rate of 50% as of June 29, 1995 and 25% per year thereafter.
(4) The amounts shown for Mr. Richardson are split-dollar insurance premium payments paid by the Company for the years indicated.
(5) The amounts shown for Messrs. Buckley, Perry and Petty consist of additional compensation and/or expense reimbursement paid to the respective named executive officers at or near the time of, or otherwise arising in connection with, their initial employment with the Company.
                                       19

STOCK OPTIONS
     Set forth below is information with respect to individual grants of stock options with respect to the Common Stock made during 1994 to Messrs. Buckley, Maw, Perry and Petty. No stock options were granted in 1994 to Mr. Richardson.
                             OPTION GRANTS IN 1994

                                         INDIVIDUAL GRANTS
                                                                   % OF
                                                  NUMBER OF        TOTAL                              POTENTIAL REALIZABLE
                                                  SECURITIES      OPTIONS                               VALUE AT ASSUMED
                                                  UNDERLYING      GRANTED    EXERCISE                 ANNUAL RATES OF STOCK
                                                   OPTIONS          TO        OR BASE                  PRICE APPRECIATION
                                                   GRANTED       EMPLOYEES     PRICE     EXPIRATION      FOR OPTION TERM
NAME                                                (#)(1)        IN 1994    ($/SH)(2)      DATE       5% ($)     10% ($)
Gregory M. Buckley                                  80,000          6.3%       $9.00      08-16-04    $ 453,600  $1,144,800
Samuel H. Maw                                       80,000          6.3%       $9.00      08-16-04    $ 453,600  $1,144,800
Raymond J. Perry                                    80,000          6.3%       $9.00      08-16-04    $ 453,600  $1,144,800
C. Ronald Petty                                     80,000          6.3%       $9.00      08-16-04    $ 453,600  $1,144,800

(1) Such options were granted on August 16, 1994 pursuant to the 1989 Option Plan and become exercisable at the rate of 50% as of August 16, 1996 and 25% per year thereafter, conditioned upon continued employment with the Company. Under the 1989 Option Plan, the exercise price upon the exercise of an option may be paid in cash or by surrender of other shares of Common Stock having a fair market value on the date of exercise equal to such exercise price, or in a combination of cash and such shares. Upon termination of employment of a holder, all of such holder's options not then exercisable expire and terminate. If such termination is by reason of death, retirement or disability, such holder's exercisable options remain exercisable for one year following termination. If such termination is voluntary or without cause, such holder's exercisable options generally remain exercisable for sixty days following termination. If such termination is for cause, such holder's exercisable options expire and terminate as of the date of termination.
(2) The exercise price for such options was established at the closing sales price for the Common Stock as of the date prior to the date of grant.
     The following table sets forth information with respect to the 1994 year-end values of unexercised options, all of which were granted by the Company pursuant to the 1989 Option Plan, held by Mr. Richardson, the Chief Executive Officer of the Company during 1994, and each of the other persons named in the Summary Compensation Table above:
                    AGGREGATED OPTION EXERCISES IN 1994 AND
                         FISCAL YEAR-END OPTION VALUES

                                                                                          NUMBER OF
                                                                                         SECURITIES              VALUE OF
                                                                                         UNDERLYING           UNEXERCISED IN-
                                                                                     UNEXERCISED OPTIONS     THE-MONEY OPTIONS
                                                                                     AT FISCAL YEAR-END     AT FISCAL YEAR-END
                                                                                             (#)                    ($)
                                                                                        EXERCISABLE/           EXERCISABLE/
NAME                                                                                    UNEXERCISABLE          UNEXERCISABLE
Jerome J. Richardson..............................................................     240,000/360,000               -- / --
Gregory M. Buckley................................................................         -- /140,000               -- / --
Samuel H. Maw.....................................................................         -- /160,000               -- / --
Raymond J. Perry..................................................................         -- /140,000               -- / --
C. Ronald Petty...................................................................         -- /160,000               -- / --

No options held by the foregoing persons were exercised in 1994.
                                       20

RETIREMENT PLANS
     A tax qualified defined benefit retirement plan is maintained by Flagstar Systems, Inc. and certain other Flagstar subsidiaries. Such plan is described below.
     The following table shows the estimated annual benefits for a single life annuity that could be payable under the Flagstar Retirement Plan (as defined), as amended, and the ancillary plan described below upon a person's normal retirement at age 65 if that person were in one of the following classifications of assumed compensation and years of credited service.

           AVERAGE ANNUAL REMUNERATION OVER                                    YEARS OF SERVICE
                  A FIVE-YEAR PERIOD                        15           20           25           30           35
$  200,000............................................   $ 43,296     $ 57,728     $ 72,161     $ 86,593     $100,000
   250,000............................................     54,546       72,728       90,911      109,093      125,000
   300,000............................................     65,796       87,728      109,661      131,593      150,000
   350,000............................................     77,046      102,728      128,411      154,093      175,000
   400,000............................................     88,296      117,728      147,161      176,593      200,000
   500,000............................................    110,796      147,728      184,661      221,593      250,000
   600,000............................................    133,296      177,728      222,161      266,593      300,000
   700,000............................................    155,796      207,728      259,661      311,593      350,000
   800,000............................................    178,296      237,728      297,161      356,593      400,000
   900,000............................................    200,796      267,728      334,661      401,593      450,000

     The Flagstar Pension Plan (the "Flagstar Retirement Plan") is noncontributory and generally covers all employees of Flagstar and its subsidiaries (other than its Denny's restaurant and distribution, El Pollo Loco, and concessions and recreation services subsidiaries) who have attained the age of 21 and who have completed one thousand hours of service. There are two entry dates per year for new employees, January 1 and July 1. As a result of a plan amendment effective January 1, 1989, a participant's annual retirement benefit under the Flagstar Retirement Plan at normal retirement age is calculated by multiplying the number of years of participation in the Flagstar Retirement Plan (not to exceed 35 years) by the sum of one percent of the average Compensation (as defined below) paid during 60 consecutive calendar months chosen to produce the highest average ("Average Compensation" for the purposes of this paragraph) plus an additional one-half of one percent of the Average Compensation in excess of the average Social Security wage base. Benefits payable cannot exceed 50% of the Average Compensation. Plan benefits are normally in the form of a life annuity or, if the retiree is married, a joint and survivor annuity. "Compensation" for the purposes of this paragraph generally consists of all remuneration paid by the employer to the employee for services rendered as reported or reportable on Form W-2 for federal income tax withholding purposes (including the amount of any 1993 year-end bonus paid in 1994), excluding reimbursements and other expense allowances, fringe benefits, moving expenses, deferred compensation and welfare benefits (such exclusions including, without limitation, severance pay, relocation allowance, gross-up pay to compensate for taxable reimbursements, hiring bonuses, cost of living differentials, special overseas premiums, compensation resulting from participation in, or cancellation of, stock option plans, contributions by the employer to the Flagstar Retirement Plan or any other benefit plan and imputed income resulting from the use of Company property or services). Except for limited purposes described in the plan, Compensation also includes any deferred compensation under a Section 401(k) plan maintained by the employer and salary reduction amounts under a
Section 125 plan maintained by the employer. The funding of the Flagstar Retirement Plan is based on actuarial determinations.
     Ancillary to the Flagstar Retirement Plan is a nonqualified plan for key executive employees that provides future service benefits and benefits in excess of the annual maximum benefits limit under the Code to certain key employees. "Compensation" and "Average Compensation" are defined in this ancillary plan the same way they are defined in the Flagstar Retirement Plan. Benefits payable under the ancillary plan are included in the table above. A supplemental executive retirement plan provides additional benefits to certain key executives calculated as a percentage of base salary.
     The maximum annual pension benefit payable under the Flagstar Retirement Plan for 1994 was $118,800 (or, if greater, the participant's 1982 accrued benefit).
                                       21

     Except for the exclusion of 1994 bonuses paid in 1995 and the accrual of certain nonqualified benefits as described herein, the Compensation included under the Flagstar Retirement Plan (including the ancillary nonqualified plan) generally corresponds with the annual compensation of the named executive officers in the Summary Compensation Table above. Includable Compensation for 1994 for Messrs. Richardson, Buckley, Maw and Petty was $750,000, $225,000, $261,236 and $285,000, respectively.
     As of December 31, 1994, the estimated credited years of service under the Flagstar Retirement Plan for Messrs. Richardson, Buckley, Maw and Petty at normal retirement age was 40, 24, 29 and 15, respectively.
     The early retirement provisions of the Flagstar Retirement Plan were amended effective January 1, 1989 to provide an improved benefit for long service employees. Employees with age and service equalling or exceeding 85 and who are within five years of the Social Security retirement age will receive no reduction of accrued benefits. Employees who are at least 55 years of age with 15 years of service will receive a reduction of three percent in accrued benefits for the first five years prior to normal retirement date and six percent for the next five years. Accrued benefits for employees retiring with less than 15 years of service will be actuarially reduced beginning at age 55. Vesting of retirement benefits was also changed to comply with the law from 12-year graduating vesting to five-year cliff vesting for the plan.
FLAGSTAR THRIFT PLAN
     The Thrift Plan is designed to encourage and facilitate systematic savings by eligible employees. The Thrift Plan is available to salaried employees who are not governed by a collective bargaining agreement and who are employed by Flagstar or any subsidiary that adopts the Thrift Plan with the consent of the Board of Directors. Participation in the Thrift Plan is voluntary. The Thrift Plan may be amended by the Board of Directors from time to time, but such amendments may not diminish the securities or cash in the account of a participant.
     A participant in the Thrift Plan generally may choose either of two options for contributions: an after-tax option or a pre-tax option. An employee may not make both after-tax and pre-tax contributions in the same month.
     A salaried employee is eligible to participate in the Thrift Plan if the employee (i) has attained 21 years of age, (ii) has completed one year of service (as defined) and (iii) is not subject to a collective bargaining agreement. Under the after-tax option, each participant specifies a percentage of compensation (as defined in the Thrift Plan) to be contributed to the Thrift Plan, which contribution is made by payroll deduction. No participant may contribute more than 10% of annual compensation. Flagstar contributes a matching amount equivalent to 25% of the participant's contribution, subject to certain statutory limits. Contributions of the participants and Flagstar are invested in investment vehicles designated by the plan administrator. A participant is able to withdraw certain eligible contributions once per calendar year or at early retirement age, upon normal retirement, upon termination of employment, upon disability or at death.
     Under the pre-tax option, an eligible employee may make a contribution to the Thrift Plan on a pre-tax basis, pursuant to Section 401(k) of the Code, by deferring up to 10% of such employee's compensation (as defined in the Thrift
Plan) but not more than $9,240 (for 1994, the amount being indexed annually) per year, which is then contributed by Flagstar to the Thrift Plan. Flagstar currently matches 25% of the employee pre-tax contribution up to 6% of the employee's compensation (as defined in the Thrift Plan) plus 75% of the first $500 of employee pre-tax contributions. Contributions are invested in investment vehicles designated by the plan administrator. Flagstar's matching contributions are invested pursuant to participants' investment directions for their pre-tax and after-tax contributions. A participant is able to withdraw pre-tax matching contributions (and earnings thereon) once per quarter, provided such contributions were made prior to January 1, 1988. A participant may withdraw his own pre-tax contributions (including earnings thereon through December 31, 1988) upon the showing of an immediate and substantial financial hardship as defined in the plan. Upon the attainment of age 59 1/2, as well as upon the occurrence of retirement, death, disability or termination of service, a participant generally may withdraw all contributions and earnings thereon. Flagstar's contributions vest upon contribution.
     Effective June 14, 1990, Common Stock again became an optional investment vehicle under the Thrift Plan. Participants may direct the investment of up to 25% of their own contributions and the matching contributions in Common Stock. Participants also may transfer amounts from other investment vehicles into Common Stock. In no
                                       22
event, however, may a participant transfer amounts into Common Stock that would result in the ownership of Common Stock exceeding 25% of the participant's total interest in the Thrift Plan.
     On October 26, 1988, the Board of Directors of Flagstar approved certain amendments to the Thrift Plan. These amendments were necessitated by changes in the federal tax laws and became effective on January 1, 1989. As a result of the amendments, highly compensated employees, as defined by the Code and the regulations thereunder, and including the executive officers of Flagstar, are no longer eligible to make pre-tax or after-tax contributions to the Thrift Plan, although certain executive officers continue to have accounts thereunder. In lieu of this benefit, such employees received certain salary increases.
     Under the Thrift Plan, shares of the Common Stock attributable to participating employees' contributions and contributions by Flagstar will be voted by the plan trustee in accordance with the employee's instructions and, absent such instructions, in the trustee's discretion.
EMPLOYMENT AGREEMENTS
     RICHARDSON EMPLOYMENT AGREEMENT
     Concurrently with the execution of the Purchase Agreement, Mr. Richardson and Flagstar entered into an employment agreement (the "Richardson Employment Agreement"), which took effect on November 16, 1992, which provided that Flagstar would employ Mr. Richardson as Chief Executive Officer and Chairman of the Board of Flagstar until November 16, 1997 or his earlier death or termination of employment by reason of permanent disability, voluntary termination of employment or involuntary termination for cause (as defined). The Richardson Employment Agreement prohibits Mr. Richardson from soliciting employees of Flagstar or its affiliates and from engaging in certain competitive activities generally during his term of employment and for a period of three years after termination of employment. The Richardson Employment Agreement further prohibits Mr. Richardson from using or disclosing certain "confidential" or "proprietary" information for purposes other than carrying out his duties with the Company.
     Under the Richardson Employment Agreement as in effect in 1994, Mr. Richardson was entitled to receive (i) an annual base salary at the rate of $750,000 per year from November 16, 1992 through December 31, 1993 and at a rate determined by the Compensation and Benefits Committee of Flagstar's Board of Directors annually thereafter, (ii) an annual performance bonus targeted to equal his base salary if Flagstar and Mr. Richardson achieved budgeted financial and other performance targets, to be established annually by the Compensation and Benefits Committee, and (iii) subject to the termination of the ten-year option that Mr. Richardson received from FCI in 1989 to purchase 160,000 shares of Common Stock at $20.00 per share (the "Prior Option"), the grant of a new option or options to purchase 600,000 shares of Common Stock (the "Richardson Options"), exercisable at the rate of 20% per year beginning on November 16, 1993 (provided that he continues to be employed by the Company unless his employment is terminated as a result of a "Termination Without Cause" (as defined below), in which case the option to purchase 160,000 of such shares would be exercisable pursuant to the schedule for the Prior Option), and subject to exercise prices of $15.00 per share for 100,000 shares and $17.50 per share for 500,000 shares. In December 1992, Mr. Richardson terminated his Prior Option and was granted such options to purchase 600,000 shares of Common Stock. The Richardson Employment Agreement also entitled Mr. Richardson to participate in all of the Company's benefit plans applicable to the Company's executive officers generally. As a condition to Mr. Richardson entering into the Richardson Employment Agreement which extended his term of employment with Flagstar for an additional three years, FCI advanced funds (the "Richardson Loan") to refinance approximately $13,900,000 outstanding principal and certain interest due on a 1989 loan from NationsBank, N.A. (Carolinas) to Mr. Richardson. Mr. Richardson used the proceeds of the 1989 loan to finance his purchase of approximately 800,000 shares of Common Stock. For additional information concerning the Richardson Loan, see "Certain Transactions."
     In the event of Mr. Richardson's termination of employment during the term of the Richardson Employment Agreement, Flagstar is required to make payments as follows based upon the cause of such termination: (i) if by reason of death, Mr. Richardson's surviving spouse is entitled to be paid an amount equal to Mr. Richardson's base salary for a one-year period after his death; (ii) if by reason of permanent disability, Mr. Richardson is entitled to be paid one-half of his base salary and annual bonus for a period of two years after termination of employment; and (iii) if by Flagstar other than for "cause" or by Mr. Richardson following a material breach by Flagstar of a material provision of the Richardson Employment Agreement (each, a "Termination Without
                                       23

Cause"), Mr. Richardson is entitled to be paid immediately upon such termination a lump sum amount equal to his base salary and bonuses (deemed to be $1,500,000, in the aggregate, per year) and his other benefits for the remaining term of the agreement. Under the terms of the Amended Richardson Agreement (as defined below) such other benefits referred to in (iii) above shall include certain health, welfare and retirement plan benefits through the remaining term of the agreement or the cash equivalents thereof.
     As of January 10, 1995, Mr. Richardson and the Company entered into an amended and restated employment agreement (the "Amended Richardson Agreement") to provide that Flagstar would employ Mr. Richardson as its Chief Executive Officer until February 6, 1995, as its Chairman until November 16, 1997 unless a successor is chosen upon 30 days' prior notice and, thereafter, as Chairman Emeritus until November 16, 1997, unless earlier terminated as provided in the agreement. Under the Amended Richardson Agreement, (i) Mr. Richardson shall be entitled to receive a base salary at a rate of $750,000 per year and an annual bonus, if any, as determined in the reasonable discretion of the Board, (ii) the Richardson Options remain outstanding generally in accordance with terms previously established, provided, however, that if the Company terminates Mr. Richardson's employment other than for "cause" or if Mr. Richardson dies, the Richardson Options immediately become fully exercisable, and (iii) the Richardson Loan remains outstanding generally in accordance with terms previously established, except as otherwise described in "Certain Transactions. Such amended agreement also provides that during the employment term, while Mr. Richardson shall be the Chief Executive Officer, Chairman and/or Chairman Emeritus of the Company, he shall serve on the Board.
     ADAMSON EMPLOYMENT AGREEMENT
     Concurrently with the execution of the Adamson Shareholder Agreement, Mr. Adamson and FCI entered into an employment agreement (as amended on February 27, 1995, the "Adamson Employment Agreement") which took effect on January 23, 1995 and which provides that FCI will employ Mr. Adamson as President and Chief Executive Officer of FCI until January 23, 1998 or until his earlier death or termination of employment by reason of permanent disability, voluntary termination of employment or involuntary termination with or without cause (as defined). The Adamson Employment Agreement also provides that Mr. Adamson shall be appointed as a director of FCI (on or before the first meeting of the Board of Directors of FCI that is held after January 23, 1995) and as the Chairman of the Board of Directors of FCI (on or before July 23, 1995, or upon 30 days' prior notice if such date is extended at Mr. Adamson's sole discretion). The Adamson Employment Agreement prohibits Mr. Adamson from soliciting employees of the Company or its affiliates and from engaging in certain competitive activities generally during his term of employment and for a period of two years after the later of the termination of his employment or the date on which the Company is no longer required to make certain termination benefits. The Adamson Employment Agreement further prohibits Mr. Adamson from using or disclosing certain "confidential" or "proprietary" information for purposes other than carrying out his duties with the Company.
     Under the Adamson Employment Agreement, Mr. Adamson is entitled to receive
(i) an annual base salary at the annual rate of $950,000, $1,000,000 and $1,050,000 for the first, second and third years of employment, respectively,
(ii) a one-time signing bonus equal to $500,000, (iii) an annual performance bonus at an annual rate up to 200% of his base salary (targeted to equal 75% of his base salary) if the Company and Mr. Adamson achieve budgeted financial and other performance targets to be established by the Compensation and Benefits Committee, with a guaranteed minimum bonus of $500,000 for his first year of employment, (iv) 65,306 shares (the "Restricted Shares") of Common Stock (plus an amount in cash to reimburse Mr. Adamson in part for his income tax liabilities with respect to such shares), fifty percent (50%) of which are subject to forfeiture upon the termination of Mr. Adamson's employment under certain conditions prior to January 23, 1996, and (v) the grant under the 1989 Option Plan of a ten-year option to purchase 800,000 shares of Common Stock, to become exercisable at the rate of 20% per year beginning on January 9, 1996 and each anniversary thereafter (conditioned upon Mr. Adamson's continuing to be employed by the Company on such dates), and subject to an exercise price of $6.125 per share (the "Adamson Option"). Vested shares of Common Stock acquired by Mr. Adamson pursuant to (iv) and (v) above (including shares as to which Mr. Adamson is entitled, under certain circumstances, to accelerated vesting) are subject to and have the rights and benefits of the Adamson Shareholder Agreement. See "General -- Ownership of Capital Securities -- Adamson Shareholder Agreement." The Adamson Employment Agreement also entitles Mr. Adamson to reimbursement of expenses of relocation and certain other privileges and benefits, including participation in all of the Company's benefit plans applicable to the Company's executive officers generally.
                                       24

     In the event of Mr. Adamson's termination of employment during the term of the Adamson Employment Agreement, the Company is required to make payments as follows based upon the cause of such termination: (i) if by reason of death, Mr. Adamson's surviving spouse is entitled to be paid an amount equal to Mr. Adamson's base salary and annual bonus and continuation of certain benefits for a one-year period after his death; (ii) if by reason of permanent disability, Mr. Adamson is entitled to be paid one-half of his base salary and annual bonus and continuation of certain benefits for a period of two years after termination of employment; and (iii) if by FCI other than for "cause," Mr. Adamson is, in general, entitled to (a) a lump sum in the amount of the base salary remaining to be paid over the remaining unexpired contract term but not less than an amount equal to two years' base salary, (b) a pro rata portion of the annual bonus otherwise payable during the calendar year of termination, (c) the continued vesting of the Adamson Option until the option to purchase an aggregate of 480,000 shares thereunder shall have become exercisable, (d) the immediate vesting of 100% of the Restricted Shares, and (e) continuation of certain benefits and other contract rights; provided, however, that in the event of termination by FCI without "cause" following a "change of control", the Adamson Option shall be 100% vested and exercisable as of the date of such termination and Mr. Adamson shall be entitled to a lump sum payment on such date equal to 200% of his targeted bonus for the year during which such termination occurs. Furthermore, the Adamson Option shall expire and terminate as follows in the event of Mr. Adamson's termination of employment for the following reasons:
(i) if for "cause" or voluntary termination, the Adamson Option shall expire and terminate as of the date of termination; (ii) if by reason of death, permanent disability or without "cause" following a "change in control", the Adamson Option shall expire and terminate on the later of (a) the date the Company is no longer required to provide certain termination benefits, and (b) the first anniversary of the date of termination; and (iii) if without "cause" (but not following a "change in control"), the Adamson Option shall expire and terminate on the latest of January 9, 1999 and (a) and (b) above.
     OTHER EMPLOYMENT ARRANGEMENTS
     During 1994, Messrs. Buckley, Perry and Petty were each party to employment agreements with the Company providing for specified base salaries, subject to annual adjustment by the Compensation and Benefits Committee, an annual performance bonus and options to purchase Common Stock. These agreements also contained provisions for the payment of certain additional compensation to each of the named executive officers at or near the time of their initial employment. See the Summary Compensation Table above. Mr. Petty's agreement also contained termination provisions for the payment of severance benefits equal to two years' annual base salary and bonus upon termination of his employment under certain circumstances. Also, in 1994, Messrs. Buckley, Maw and Perry entered into separate agreements providing for severance benefits equal to two years' annual base salary upon termination of their employment under certain circumstances or the occurrence of certain other events, including a change of control of the Company.
COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Messrs. Raether, Robbins and Tokarz served on the Company's Compensation and Benefits Committee during 1994. Messrs. Tokarz and Robbins serve as officers of certain subsidiaries of the Company. Messrs. Raether, Robbins and Tokarz are general partners of KKR. In 1994, KKR received an annual financial advisory fee of $1,250,000.
     Pursuant to the Purchase Agreement, Associates has agreed that it will not, directly or indirectly, sell, assign, pledge, hypothecate or otherwise transfer any of the shares of Common Stock acquired under the Purchase Agreement or the Common Stock issuable upon exercise of the Warrants prior to March 31, 1995 except (i) in connection with a sale of or acceptance of an offer to purchase 90% or more of the outstanding shares of Common Stock, (ii) in connection with a merger or other similar extraordinary corporate transaction which results in a change of control of FCI and involves an entity which immediately prior thereto is not an affiliate of Associates, any partner thereof or FCI, or (iii) to certain affiliates of Associates or any partner thereof.
     The Purchase Agreement further provides that, until November 16, 1995, FCI shall maintain in full force and effect its existing directors' and officers' liability insurance policy with respect to events occurring prior to November 16, 1992 (or, if such insurance is not available at a reasonable cost, as much such insurance as is available to it at a reasonable cost). FCI and its subsidiaries will maintain in effect the provisions in their respective charters and bylaws which provide for indemnification of FCI's and its subsidiaries' officers and directors with respect to events occurring prior to November 16, 1992. Associates also agreed not to engage in a Rule 13e-3
                                       25

Transaction (as defined in Rule 13e-3 under the Exchange Act) prior to March 31, 1995 without the approval of a majority of the disinterested directors of FCI and a fairness opinion from an investment banking firm selected by such directors.
     Pursuant to the Purchase Agreement, FCI has agreed to indemnify and hold harmless Associates and its affiliates, directors, officers, advisors, agents and employees to the fullest extent lawful, from and against any and all losses, damages, claims, liabilities and actions arising out of or in connection with the Recapitalization and all expenses of investigating, preparing or defending any such claim or action (including reasonable legal fees and expenses); provided, however, that nothing contained in such indemnification provision is to be construed as a guarantee by FCI with respect to the value of the shares of Common Stock acquired under the Purchase Agreement or indemnification of Associates against any diminution in value thereof which may occur; and provided, further, that no indemnified party will be entitled to indemnification by FCI with respect to any of the foregoing arising solely from the bad faith or gross negligence (as finally determined by a court of competent jurisdiction) of such indemnified party or any of the affiliates, directors, officers, agents or employees of such indemnified party.
     See "General -- Ownership of Capital Securities" for additional information concerning other agreements among Associates, DLJ Capital, Mr. Richardson and FCI.
COMPENSATION OF DIRECTORS
     Directors of the Company other than Mr. Richardson and Mr. Adamson are entitled to an annual retainer of $40,000. Directors are also reimbursed for expenses incurred in attending meetings of the Board of Directors and its committees.
                                       26

STOCKHOLDER RETURN PERFORMANCE GRAPH
     Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Restaurant Index for the five years commencing January 1, 1990 and ending December 31, 1994. The graph and table assume that $100 was invested on December 31, 1989 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Restaurant Index and that all dividends were reinvested.

  (PERFORMANCE GRAPH APPEARS HERE. THE PLOT POINTS ARE LISTED BELOW.)

                                                       DECEMBER 31,
                                                           1989         1990      1991       1992       1993       1994
S&P 500 Stock Index.................................     $ 100.00      $96.89    $126.42    $136.05    $149.76    $151.74
S&P Restaurant Index................................     $ 100.00      $87.11    $117.48    $150.50    $175.69    $175.15
Flagstar Companies, Inc.............................     $ 100.00      $63.89    $ 66.67    $ 88.89    $ 41.11    $ 31.11

                              CERTAIN TRANSACTIONS
     Pursuant to the Richardson Employment Agreement, the Company advanced funds to Mr. Richardson to refinance approximately $13.9 million of his outstanding bank indebtedness. Interest and principal on the Richardson Loan is payable on November 16, 1997, subject to acceleration, as provided pursuant to the Amended Richardson Agreement, upon Mr. Richardson's earlier termination of employment by reason of a voluntary termination or termination for "cause". Interest thereon accrues at the rate prescribed for five-year term loans under Section 7872 of the Code (5.6% per annum) as of the date the loan by the Company was made. In the event of a payment to Mr. Richardson upon the acceleration of benefits due to a Termination Without Cause (as defined herein), such payment shall be offset against amounts due on the Richardson Loan, with the balance due on November 16, 1997. The Richardson Loan is secured by 812,000 shares of Common Stock and certain other collateral. See "Executive Compensation -- Employment
Agreements -- Richardson Employment Agreement."
     GTO received fees of $250,000 in 1994 for certain financial advisory services.
     Mr. Richardson, the Company's Chairman, is also an officer, director and principal shareholder of P.F.F., Inc., the corporate general partner of Richardson Sports, the franchisee of the NFL Carolina Panthers. Several members of Mr. Richardson's immediate family have similar interests in P.F.F., Inc. The stadium to be used by the team beginning with the 1996-1997 NFL season is owned by Carolinas Stadium Corp. ("CSC") and is leased to Richardson Sports for NFL football games and for Richardson Sports' day-to-day operations. Neither
                                       27

Mr. Richardson nor members of his immediate family hold any ownership interest in CSC. The Company has entered into the Concession Agreements with Richardson Sports and CSC described below. These agreements were the result of arms'-length negotiations and were approved by a disinterested majority of the Board of Directors of the Company.
     On or about February 15, 1994, Volume Services, Inc., an indirect wholly-owned subsidiary of the Company ("VSI"), entered into Concession Agreements (the "Concession Agreements") pursuant to which VSI was granted the exclusive right to sell food and beverage concessions and novelties at the Carolinas Stadium currently under construction for a 20-year period commencing with the 1996-1997 NFL season (with CSC) and at the Clemson University Memorial Stadium for the 1995-1996 NFL season (with Richardson Sports) and until completion of the Carolinas Stadium. As consideration for the exclusive rights granted under the Concession Agreements, VSI is required to pay Richardson Sports an aggregate amount of $6 million over a ten-year period beginning in 1994 as well as certain minimum commissions during each year of operation. VSI has also committed to incur construction costs and other related capital expenditures for the project of an additional $10.5 million by 1996.
     The Company has also entered into certain suite rentals and has purchased permanent seat licenses and season tickets at Carolinas Stadium at an aggregate cost to the Company in 1994 of $137,250. Such transactions were on terms and conditions identical with those applicable to unrelated third parties.
     For information concerning certain transactions in which KKR (and their affiliates) have an interest, see "Executive Compensation -- Compensation and Benefits Committee Interlocks and Insider Participation."
                                 OTHER MATTERS
     In the event that any matters other than those referred to in the accompanying notice should properly come before and be considered at the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.
                                       28

                          (FLAGSTAR LOGO APPEARS HERE)

                            Notice of Annual Meeting
                                      and
                                Proxy Statement
                                 ANNUAL MEETING
                                OF STOCKHOLDERS
                                   TO BE HELD
                                  MAY 2, 1995

****************************************************************************
                                  APPENDIX

                            FLAGSTAR COMPANIES, INC.
P R O X Y
                  203 EAST MAIN STREET, SPARTANBURG, SC 29319
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Paul E. Raether and Michael T. Tokarz as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock of Flagstar Companies, Inc. held of record by the undersigned on March 15, 1995, at the Annual Meeting of Stockholders to be held on May 2, 1995 or any adjournment thereof.
 1.  ELECTION OF DIRECTORS
     Nominees: James B. Adamson, Michael Chu, Vera King Farris, Henry R. Kravis,
     A. Andrew Levison, Paul E. Raether, Jerome J. Richardson, Clifton S. Robbins, George R. Roberts, L. Edwin Smart and Michael T. Tokarz (Mark only one of the following boxes.)
     [ ] VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any):

      [ ] VOTE WITHHELD as to all nominees
2.  SELECTION OF AUDITORS
    To ratify the appointment of Deloitte & Touche as the independent auditors for the Company for the fiscal year ending December 31, 1995.
     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN
3.  AMENDMENT TO THE COMPANY'S 1989 NON-QUALIFIED STOCK OPTION PLAN
    To approve an amendment to the Company's 1989 Non-Qualified Stock Option Plan, as previously amended, to increase the authorized shares issuable thereunder.
     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN
4.  APPROVAL OF 1995 SENIOR MANAGEMENT INCENTIVE COMPENSATION
    To approve 1995 incentive compensation for the Company's senior management.
     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.
    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.
    YOUR SHARES WILL BE VOTED BY THE TRUSTEE AT ITS DISCRETION IN THE BEST INTERESTS OF THE PARTICIPANTS, UNLESS YOU SIGN AND RETURN THIS CARD SO THAT IT WILL BE RECEIVED BY THE TRUSTEE NO LATER THAN APRIL 20, 1995.
                                            DATED:                        , 1995

                                                         SIGNATURE

                                                 SIGNATURE, IF HELD JOINTLY
                                            WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                            ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                            PLEASE GIVE FULL TITLE AS SUCH. IF A
                                            CORPORATION, PLEASE SIGN IN FULL
                                            CORPORATE NAME BY PRESIDENT OR OTHER
                                            AUTHORIZED OFFICER. IF A
                                            PARTNERSHIP, PLEASE SIGN IN
                                            PARTNERSHIP NAME BY AUTHORIZED
                                            PERSON.

                            FLAGSTAR COMPANIES, INC.
P R O X Y
                  203 EAST MAIN STREET, SPARTANBURG, SC 29319
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Paul E. Raether and Michael T. Tokarz as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock of Flagstar Companies, Inc. held of record by the undersigned on March 15, 1995, at the Annual Meeting of Stockholders to be held on May 2, 1995 or any adjournment thereof.
 1.  ELECTION OF DIRECTORS
     Nominees: James B. Adamson, Michael Chu, Vera King Farris, Henry R. Kravis,
     A. Andrew Levison, Paul E. Raether, Jerome J. Richardson, Clifton S. Robbins, George R. Roberts, L. Edwin Smart and Michael T. Tokarz (Mark only one of the following boxes.)
     [ ] VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any):

     [ ] VOTE WITHHELD as to all nominees
2.  SELECTION OF AUDITORS
    To ratify the appointment of Deloitte & Touche as the independent auditors for the Company for the fiscal year ending December 31, 1995.
     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN
3.  AMENDMENT TO THE COMPANY'S 1989 NON-QUALIFIED STOCK OPTION PLAN
    To approve an amendment to the Company's 1989 Non-Qualified Stock Option Plan, as previously amended, to increase the authorized shares issuable thereunder.
     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN
4.  APPROVAL OF 1995 SENIOR MANAGEMENT INCENTIVE COMPENSATION
    To approve 1995 incentive compensation for the Company's senior management.
     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.
    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.
                                            DATED:                        , 1995

                                                         SIGNATURE

                                                 SIGNATURE, IF HELD JOINTLY
                                            WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                            ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                            PLEASE GIVE FULL TITLE AS SUCH. IF A
                                            CORPORATION, PLEASE SIGN IN FULL
                                            CORPORATE NAME BY PRESIDENT OR OTHER
                                            AUTHORIZED OFFICER. IF A
                                            PARTNERSHIP, PLEASE SIGN IN
                                            PARTNERSHIP NAME BY AUTHORIZED
                                            PERSON.

                               TW HOLDINGS, INC.
                      1989 NON-QUALIFIED STOCK OPTION PLAN
                          AS ADOPTED DECEMBER 1, 1989*

1. PURPOSE OF THE PLAN
     This TW Holdings, Inc. 1989 Non-Qualified Stock Option Plan is intended to promote the interests of the Company by providing the employees of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the employ of the Company.
2. DEFINITIONS
     As used in the Plan, the following definitions apply to the terms indicated below:
          (a) "Board of Directors" shall mean the Board of Directors of TW Holdings, Inc.
          (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of (A) an act or acts by him, or any omission by him, constituting a felony, if the Participant has entered a guilty plea or confession to, or has been convicted of, such felony, (B) any proven act of fraud or dishonesty by the Participant which results or is intended to result in any material financial or economic harm to the Company or (C) a breach of a material provision of any employment agreement between the Participant and the Company.
          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
          (d) "Committee" shall mean the Committee designated by the Board of Directors pursuant to Section 4 hereof from time to time.
          (e) "Common Stock" shall mean TW Holdings, Inc. common stock, $0.10 par value per share.
          (f) "Company" shall mean TW Holdings, Inc., a Delaware corporation, and each of its Subsidiaries.
          (g) "Disability" shall mean any physical or mental condition which would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him.
          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
          (i) the "Fair Market Value" of a share of Common Stock on any day shall be (A) the closing sales price on the immediately preceding day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (B) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (C) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.
          (j) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 6 hereof. Each Option shall be identified as a non-qualified stock option in the agreement by which it is evidenced.
          (k) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan and to whom an Option is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.
          (l) "Plan" shall mean this TW Holdings, Inc. 1989 Non-Qualified Stock Option Plan, as it may be amended from time to time.
          (m) "Securities Act" shall mean the Securities Act of 1933, as amended.
* As amended through June 7, 1994.

          (n) "Subsidiary" shall mean any corporation in which at the time of reference TW Holdings, Inc. owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.
          (o) "Voluntary Termination" shall mean any voluntary termination by the Participant of his employment with the Company.
3. STOCK SUBJECT TO THE PLAN
     Subject to adjustment as provided in Section 7 hereof, the Committee may grant Options under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 4,500,000 shares. In the event that any outstanding Option expires, terminates or is cancelled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Plan. Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.
4. ADMINISTRATION OF THE PLAN
     The Plan shall be administered by a Committee of the Board of Directors consisting of three or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the key employees of the Company who shall be granted Options and the number of shares of Common Stock covered by such Option.
     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.
     The Committee may, in its absolute discretion, accelerate the date on which any Option becomes exercisable. In addition, the Committee may, in its absolute discretion, grant Options to Participants on the condition that such Participants surrender to the Committee for cancellation such other Options (including, without limitation, Options with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Options, Options granted pursuant to the preceding sentence of this
Section 4 shall not count against the limits set forth in such Section 3. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.
     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and TW Holdings, Inc. shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of TW Holdings, Inc.) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.
5. ELIGIBILITY
     The persons who shall be eligible to receive Options pursuant to the Plan shall be such employees of the Company who are responsible for the management, growth and protection of the business of the Company (including officers of TW Holdings, Inc., whether or not they are directors of TW Holdings, Inc.) as the Committee shall select from time to time.
6. OPTIONS
     Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:
     (a) Identification of Options
          All Options granted under the Plan shall be identified in the agreement evidencing such Options as non-qualified stock options that are not intended to be incentive stock options within the meaning of Section 422A of the Code.
                                       2

          (b) Exercise Price
          The exercise price in respect of each share of Common Stock covered by any Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Option is granted; PROVIDED, that in the case of any Option granted prior to December 31, 1989 such exercise price shall be Four Dollars ($4.00) per share of Common Stock covered by such Option; and PROVIDED, FURTHER, that such exercise price may not be less than the minimum price required by law.
          (c) Term and Exercise of Options
             (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, PROVIDED, FURTHER, that each Option shall be subject to earlier termination, expiration or cancellation as provided in this Plan.
             (2) Each Option shall be exercisable in whole or in part; PROVIDED, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 or in respect of less than 100 shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in
        Section 6(c)(5) hereof.
             (3) Subject to the provisions of Section 11 hereof, an Option shall be exercised by delivering notice to TW Holdings, Inc.'s principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer, or (ii) subject to the prior written approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of TW Holdings, Inc., duly endorsed in blank or accompanied by stock powers duly endorsed in blank, together with any other documents and evidences as the Secretary of TW Holdings, Inc. shall require from time to time.
             (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting TW Holdings, Inc. to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.
             (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.
             (6) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.
          (d) Effect of Termination of Employment
          Except as otherwise provided in the agreement evidencing the grant of an Option:
             (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than for Cause or by reason of Voluntary Termination (i) Options granted to such Participant, to the extent
                                       3
        that they were exercisable at the time of such termination of employment, shall remain exercisable until the expiration of one year after such termination of employment, on which date they shall expire and terminate and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire and terminate at the close of business on the date of such termination of employment; PROVIDED, HOWEVER, that no Option shall be exercisable after the expiration of its term.
             (2) In the event of the termination of a Participant's employment for Cause or by reason of Voluntary Termination, all outstanding Options granted to such Participant shall expire and terminate at the commencement of business on the date of such termination of employment.
          (e) Certain Restrictions
             (1) Without limiting the provisions of Section 10 hereof, unless otherwise specified in the agreement pursuant to which an Option is granted, in the event a Participant's employment by the Company is terminated for Cause prior to July 5, 1994, such Participant shall be required to offer to sell to TW Holdings, Inc. or its designee all shares of Common Stock acquired by him pursuant to the exercise of such Option and at the time of such termination of employment owned by him, and TW Holdings, Inc. shall have the right to require such Participant to sell such shares to it or its designee, at a price per share equal to the exercise price with respect to each such share under such Option. Such offer and right shall be on the basis that the purchase and sale shall occur on a business day selected by TW Holdings, Inc. by written notice to the Participant, which business day shall be at least five calendar days after TW Holdings, Inc. gives the Participant written notice of its intent to purchase such shares and which business day shall be not more than ninety (90) days following such termination of employment. At the time of such purchase and sale, the Participant shall deliver to TW Holdings, Inc. the certificates representing the shares of Common Stock to be so purchased against payment of the purchase price therefor in cash or by certified check, wire transfer or bank cashiers check, as selected by TW Holdings, Inc. or its designee.
             (2) Without limiting the provisions of Section 10 hereof, certificates representing shares of Common Stock issued pursuant to this Plan shall bear such legends as the Committee, its sole discretion, deems necessary or desirable to reflect the restrictions described in this Section 6(e).
7. ADJUSTMENT UPON CHANGES IN COMMON STOCK
          (a) Shares Available for Grants
          In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options may be granted as the Committee may deem appropriate.
          (b) Outstanding Options - Increase or Decrease in Issued Shares Without Consideration
          Subject to any required action by the shareholders of TW Holdings, Inc., in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by TW Holdings, Inc., the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option and the exercise price per share of Common Stock in respect of each such Option.
          (c) Outstanding Options - Certain Mergers
          Subject to any required action by the shareholders of TW Holdings, Inc., in the event that TW Holdings, Inc. shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.
                                       4

          (d) Outstanding Options - Certain Other Transactions
          In the event of (i) a dissolution or liquidation of TW Holdings, Inc.,
     (ii) a sale of all or substantially all of TW Holdings, Inc.'s assets,
     (iii) a merger or consolidation involving TW Holdings, Inc. in which TW Holdings, Inc. is not the surviving corporation or (iv) a merger or consolidation involving TW Holdings, Inc. in which TW Holdings, Inc. is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:
             (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received or to be received by the holder of a share of Common Stock as a result of such event over (B) the exercise price in respect of each share of Common Stock covered by such Option; or
             (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which each share of Common Stock subject to such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.
          (e) Outstanding Options - Other Changes
          In the event of any change in the capitalization of TW Holdings, Inc. or corporate change other than those specifically referred to in Sections 7(a), (b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.
          (f) No Other Rights
          Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of TW Holdings, Inc. or any other corporation. Except as expressly provided in the Plan, no issuance by TW Holdings, Inc. of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or the exercise price of any Option.
8. RIGHTS AS A STOCKHOLDER
     No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Option granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date on which such stock certificate is issued.
9. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO OPTION
     Nothing contained in the Plan or any Option shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option.
     No person shall have any claim or right to receive an Option hereunder. The Committee's granting of an Option to a Participant at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.
                                       5

10. SECURITIES MATTERS
          (a) TW Holdings, Inc. shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, TW Holdings, Inc. shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until TW Holdings, Inc. is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.
          (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to TW Holdings, Inc. shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. TW Holdings, Inc. may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to an effective registration statement or an exemption from such registration or other methods for compliance available under federal or state securities laws. TW Holdings, Inc. shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid or delivered with respect thereto.
11. WITHHOLDING TAXES
          (a) Cash Remittance
          Whenever shares of Common Stock are to be issued upon the exercise of an Option, the Participant shall be required, as a condition to the exercise of the related Option, to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares.
          (b) Stock Remittance
          At the election of the Participant, subject to the approval of the Committee (which approval may be withheld for any reason whatsoever or for no reason), when shares of Common Stock are to be issued upon the exercise of an Option, in lieu of the cash remittance required by Section 11(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines, in its sole discretion, to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.
          (c) Stock Withholding
          At the election of the Participant, subject to the approval of the Committee (which approval may be withheld for any reason whatsoever or for no reason), when shares of Common Stock are to be issued upon the exercise of an Option, in lieu of the cash remittance required by Section 11(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines (in its sole discretion) to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.
          (d) Participants Subject to Section 16(b)
          Notwithstanding Section 6(c)(5) hereof, the Company shall hold as custodian for any Participant who is subject to the provisions of Section 16(b) of the Exchange Act and who has not made an election pursuant to
     Section 83(b) of the Code stock certificates evidencing the total number of shares of Common Stock required to be issued pursuant to the exercise of an Option until the expiration of six months following the date of such exercise. Upon the expiration of such six-month period, the Participant shall remit to the Company in cash an amount sufficient to satisfy federal,
                                       6
     state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares, unless the Participant has made an election, and the Committee has approved such election, pursuant to Section 11(b) or (c) hereof, in which case the Participant shall tender a number of shares prior to such delivery, or the Company shall withhold a number of shares, as the case may be, determined pursuant to such Section.
          (e) Timing and Method of Elections
          Notwithstanding any provision of the Plan to the contrary, a Participant who is subject to Section 16(b) of the Exchange Act may not make either of the elections described in Sections 11(b) and (c) hereof prior to the expiration of six months after the date on which the applicable Option was granted, except in the event of the death or Disability of the Participant. In addition, notwithstanding any provision of the Plan to the contrary, a Participant who is subject to Section 16(b) of the Exchange Act may not make such elections other than (i) during the 10-day window period beginning on the third business day following the date of release for publication of TW Holdings, Inc.'s quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date or (ii) at least six months prior to the date as of which the income attributable to the exercise of such Option is recognized under the Code. Such elections shall be irrevocable and shall be made by the delivery to TW Holdings, Inc.'s principal office, to the attention of its Secretary, of a written notice signed by the Participant.
12. AMENDMENT OF THE PLAN
     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; PROVIDED, HOWEVER, that without approval of the shareholders no revision or amendment shall (a) except as provided in Section 7 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (b) materially increase the benefits accruing to individuals holding Options granted pursuant to the Plan or (c) materially modify the requirements as to eligibility for participation in the Plan.
13. NO OBLIGATION TO EXERCISE
     The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.
14. TRANSFERS UPON DEATH
     Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgment made by the Participant in connection with the grant of the Option.
15. EXPENSES
     The expenses of the Plan shall be paid by the Company.
16. FAILURE TO COMPLY
     In addition to the remedies of the Company elsewhere provided for herein, if a Participant shall fail to comply with any of the terms or conditions of the Plan or the agreement executed by such Participant evidencing an Option, the Committee may cancel such Option and cause such Option to be forfeited, in whole or in part, as the Committee, in its absolute discretion, may determine, unless such failure is remedied by such Participant within ten days after such Participant's receipt of written notice of such failure from the Committee or the Company.
17. EFFECTIVE DATE AND TERM OF PLAN
     The Plan was adopted by the Board of Directors on December 1, 1989, subject to approval by the shareholders of TW Holdings, Inc. in accordance with applicable law and the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. Options may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval. If the Plan is not so approved prior to November 30, 1990, then the Plan and all Options then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.
                                       7

                     1995 SENIOR MANAGEMENT INCENTIVE PLAN
                              FLAGSTAR CORPORATION
I. PURPOSE
     Flagstar Corporation, including its subsidiaries and affiliated entities (collectively "Flagstar") hereby adopts the Flagstar 1995 Senior Management Incentive Plan (the "Plan") to assist Flagstar in retaining and attracting qualified salaried employees in managerial or other important positions and to provide an additional incentive to employees in such positions to contribute to the success of Flagstar.
II. CERTAIN DEFINITIONS
     For the purposes of this Plan, the following terms shall have the following meanings:
     A. EMPLOYEE
          An individual on the active salaried payroll of Flagstar at any time during the fiscal year for which an award is made whose compensation is not governed by a collective bargaining agreement.
     B. COMPENSATION COMMITTEE
          The Compensation and Benefits Committee of the Board of Directors (the "Committee").
     C. EBITDA
          Earnings (as such term is defined by Generally Accepted Accounting Principles ("GAAP") before interest, income taxes, depreciation an amortization for the Plan Year and before accruals for awards pursuant to the provisions of this Plan.
     D. PARTICIPANT
          An employee of Flagstar designated by the Committee pursuant to
     Article V hereof.
     E. FISCAL YEAR/PLAN YEAR
          That period of time from January 1, 1995 through December 31, 1995.
     F. TARGET AWARD
          A Participant's award that is designated by the Committee to be paid if goals are met at "target" levels as specified in the Plan.
     G. TEAM
          The group of Participants who participate in a particular Individual/Team Award Pool as discussed in Article IX.
     H. TEAM LEADER
          The Participant designated by the Chief Executive Officer to allocate the Team Pool (as defined in Article IX) to the Team members.
III. EFFECTIVE DATE.
     This plan will become effective as of January 1, 1995.
IV. ADMINISTRATION
     The Plan will be administered by the Committee. The Committee shall have the authority to interpret the Plan. All determinations and actions taken by the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon the Participants.

     The Committee shall meet at such times as it deems appropriate. Meetings may be conducted by telephone. The vote of a majority of the Committee and the actions taken by the Committee shall be a part of the corporate records of Flagstar.
V. PARTICIPANTS AND TARGET AWARDS
     Participants in the Plan for the Year shall be those employees of Flagstar nominated by the Chief Executive Officer of Flagstar and approved by the Committee. The Committee shall assign each Participant to one of the following categories. Categories will have the Target Awards shown.

                                                                                                               TARGET AWARD,
PARTICIPANT GROUP                                                                                          AS A % OF BASE SALARY
Group I (excluding the Chairman and Chief Executive Officer)............................................            75%
Group II................................................................................................            50%
Group III...............................................................................................            25%
Group IV................................................................................................            15%

VI. AWARDS
     Each Participant shall be designated by the Committee as either a Corporate Participant or a Concept Participant.
     There are three performance elements to the Plan:
          1. Flagstar EBITDA
          2. Concept EBITDA
          3. Individual/Team Award
     Amounts are earned under each element without reference to the other elements.
     Corporate Participants will have 75% of their Target Awards earned through Flagstar EBITDA. Their Flagstar EBITDA Multiple is .75. In addition, they will be eligible for an Individual/Team Award as discussed in Article IX.
     Concept Participants will have 50% of their Target Awards earned through Flagstar EBITDA, and 25% earned through Concept EBITDA. Their Flagstar EBITDA Multiple is .50, and their Concept EBITDA Multiple is .25. In addition, they will be eligible for an Individual/Team Award as discussed in Article IX.
VII. FLAGSTAR EBITDA
     A target Flagstar EBITDA will be determined each year by the Chief Executive Officer and the Committee. For 1995, Flagstar EBITDA shall be determined without regard for EBITDA contributions of any discontinued operation, as that term is defined by GAAPs. Participants earn their Target Award times their Flagstar EBITDA Multiple, if target Flagstar EBITDA is achieved. Awards for EBITDA achievement between points is interpolated on a straight-line basis.
     The Chief Executive Officer and Committee will also determine EBITDA levels above and below the target level that will result in an award more than or less than Target Award times Flagstar EBITDA Multiple. There is no cap on the amount that can be earned through Flagstar EBITDA.
     The Flagstar EBITDA payout schedule for 1995 is:

                                                                                             PERCENT OF TARGET AWARD TIMES
FLAGSTAR EBITDA ($ MILLIONS)                                                                FLAGSTAR EBITDA MULTIPLE EARNED
Below $       ........................................................................                       0%
At $       ...........................................................................                      25%
At $       ...........................................................................                      40%
At $       ...........................................................................                     100%
At $       ...........................................................................                     170%
At $       ...........................................................................                     200%
Percent earned for each $1 million above $       .....................................                       5%

Note: For purposes of determining Flagstar's EBITDA performance, no more than
$      can be derived from the sale of operating assets.
VIII. CONCEPT EBITDA
     A target Concept EBITDA will be determined for each Concept by the Chief Executive Officer and the Committee. Participants earn their Target Award times their Concept EBITDA Multiple, if target Concept EBITDA is achieved.
                                       2

     The Chief Executive Officer and the Committee will also determine Concept EBITDA levels above and below the target level that will result in an award more than or less than Target Award times the Concept EBITDA Multiple. The maximum award possible is 200% of Target Award times the Concept EBITDA Multiple.
Awards for Concept EBITDA achievement between points is interpolated on a straight-line basis.
     Each Concept will have a performance/payout schedule consistent with the following:

                                                                                             PERCENT OF TARGET AWARD TIMES
CONCEPT EBITDA ($ MILLIONS)                                                                  CONCEPT EBITDA MULTIPLE EARNED
Below $       ........................................................................                       0%
At $       ...........................................................................                      25%
At $       ...........................................................................                      40%
At $       ...........................................................................                     100%
At $       ...........................................................................                     170%
At or above $.........................................................................                     200%

Note: For purposes of determining a concept's EBITDA performance, no more than
$                        can be derived from the sale of operating assets.
IX. INDIVIDUAL/TEAM AWARD
     Each Participant will be assigned to a Team by the Chief Executive
Officer. The Target Awards for Participants within each Team will be summed and multiplied by 25%. The result equals the Initial Team Pool for each Team under the Individual/Team Award.
     After the Plan Year has ended, the Chief Executive Officer will determine the amounts of the Final Team Pools. He will make reference to expectations set with each Team during the Plan Year in making this determination. The Final Team Pools, in the aggregate, may not exceed 150% of the aggregated Initial Team Pools, unless the Committee approves a larger aggregate award.
     The Chief Executive Officer will determine the amount from each Final Team Pool that will be paid as the Individual/Team Award to the Team Leader. Each Team Leader will allocate the remaining Final Team Pool to the other Participants on his or her Team. The allocation will be made in the Team Leader's discretion, in consultation with the Chief Executive Officer. Individual/Team Awards to any single Participant have no limit, except that the total of all such awards for all Participants combined may not (absent
Committee approval) exceed 150% of the aggregate of the Initial Team Pools. Individual payouts may be zero.
X. PAYMENT OF AWARDS
     Any award made to a Participant shall be paid as soon as practicable after the close of the Plan Year.
XI. RESERVE
     In connection with determining awards for a Plan Year as herein provided, in addition to other allocations made pursuant to the Plan, the Board may direct the creation of a Reserve and credit thereto a sum of money for the purpose of making awards as determined by the Committee to any Employee who was not a Participant under the Plan, or who otherwise would not receive an award under the Plan.
     The creation of a Reserve by the Board shall not obligate the Committee to make awards for the Reserve. Awards from the Reserve shall be made at such times and in such amounts as the Committee deems appropriate.
XII. TERMINATION OF EMPLOYMENT
     The Committee shall determine the award, if any, to be paid to a Participant whose employment is terminated during a Plan Year. Awards vest on the January 1 following the end of the Plan Year.
XIII. NEW HIRES OR PROMOTIONS
     Employees hired or promoted during a Plan Year shall be eligible to receive such award for that Plan Year as the Committee may determine.
XIV. ASSIGNMENTS AND TRANSFERS
     A Participant may not assign, transfer, pledge, or otherwise encumber amounts accruing to such Participant under the Plan.
                                       3

XV. NO CREATION OF EMPLOYEE RIGHTS UNDER THE PLAN
     No employee or other person shall have any claim or right to be named a Participant or granted an award under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any Employee or Participant under the Plan any right to be retained in the employ of Flagstar.
XVI. WITHHOLDING TAX
     Flagstar shall deduct from all amounts paid as awards to Participants all taxes required by law to be withheld with respect to such payments.
XVII. DEATH OF A PARTICIPANT PRIOR TO PAYMENT OF AN AWARD
     If a Participant shall die before the payment of any award under the Plan, the award shall be paid only to the executor, administrator or other legal representative of the deceased Participant following the receipt of a court certificate of the appointment thereof. The allocation of awards, if any, to a Participant who dies prior to the end of the Plan Year shall be in the sole discretion of the Committee.
XVIII. CANCELLATION OF AND MODIFICATIONS TO THE PLAN
     Flagstar's Board of Directors shall have the right to cancel, amend or modify this Plan in its sole discretion. Such cancellation, amendment or modification that takes place during a Plan Year may be retroactive to the beginning of that Plan Year, as the Board determines.
XIX. OTHER EMPLOYEE BENEFIT PLANS
     Nothing herein contained shall be construed to affect any right of Participants in this Plan to participate in other employee benefits plans of Flagstar.
XX. MISCELLANEOUS
     Any award under the Plan will not affect the amount of any insurance coverage available to the Participant under any group insurance plan maintained by Flagstar.
     Each person who is or shall have been a member of the Committee or a member of the Board shall be indemnified and held harmless by Flagstar against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan. Upon the institution of any claim, action, suit or proceeding against such person, immediate written notice shall be given to Flagstar and Flagstar shall, at its sole expense, defend the same.
     All expenses and costs in connection with the operation of the Plan shall be borne by Flagstar.
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